                                                                    EXHIBIT 10.3



                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT




                           Dated as of April 30, 2002


                                      Among


                            Silverleaf Resorts, Inc.,
                                  as Borrower,


                   The Lending Institutions Referred to Herein
                                    as Banks,



                                       and


                                 Sovereign Bank,
                                    as Agent

                                          TABLE OF CONTENTS


1.   DEFINITIONS AND RULES OF INTERPRETATION..................................................1
         1.1.   Definitions...................................................................1
         1.2.   Rules of Interpretation......................................................26

2.   THE REVOLVING CREDIT FACILITY...........................................................27
         2.1.   Commitment to Lend...........................................................27
         2.2.   Mandatory Automatic Reduction of Tranche B Total Commitment..................30
         2.3.   The Notes....................................................................30
         2.4.   Interest on Loans............................................................30
         2.5.   Requests for Loans...........................................................30
         2.6.   Funds for Loans..............................................................31
                  2.6.1.   Funding Procedures................................................31
                  2.6.2.   Advances by Agent.................................................31
         2.7.   Change in Borrowing Base; Ineligible Consumer Loans..........................32
         2.8.   Repayments of Loans Prior to Event of Default................................33
                  2.8.1.   Credit for Funds Received in Borrower's Account...................33
                  2.8.2.   Application of Payments Prior to Event of Default.................33
         2.9.   Repayments of Loans After Event of Default...................................35

3.   REPAYMENT OF THE LOANS..................................................................35
         3.1.   Maturity.....................................................................35
         3.2.   Mandatory Repayments of Loans................................................36
         3.3.   Optional Repayments of Loans.................................................37

4.   CERTAIN GENERAL PROVISIONS..............................................................38
         4.1.   Funds for Payments...........................................................38
                  4.1.1.   Payments to Agent.................................................38
                  4.1.2.   No Offset, etc....................................................38
         4.2.   Computations.................................................................38
         4.3.   Additional Costs, etc........................................................38
         4.4.   Capital Adequacy.............................................................40
         4.5.   Certificate..................................................................40
         4.6.   Indemnity....................................................................40
         4.7.   Interest After Default.......................................................40
                  4.7.1.   Overdue Amounts...................................................40
                  4.7.2.   Amounts Not Overdue...............................................41

5.   SECURITY; SERVICING AGREEMENT; LOCK BOX AGREEMENT AND COLLATERAL CUSTODIAN AGREEMENT....41
         5.1.   Collateral...................................................................41
         5.2.   Lock Box Agreement...........................................................41
         5.3.   Collateral Custodial.........................................................41
         5.4.   Servicing Agreement..........................................................42
         5.5.   Collateral Procedures........................................................42

         5.6.   Eligible Projects...................................................................42
         5.7.   Security Interests in All Consumer Loan Collateral and other Consumer
                Loans...............................................................................43
         5.8.   Release of Certain Collateral.......................................................44

6.   REPRESENTATIONS AND WARRANTIES.................................................................44
         6.1.   Corporate Authority.................................................................44
                  6.1.1.   Incorporation; Good Standig..............................................44
                  6.1.2.   Authorization............................................................44
                  6.1.3.   Enforceability...........................................................44
         6.2.   Approvals...........................................................................45
         6.3.   Associations........................................................................45
         6.4.   Title to Properties; Leases.........................................................45
         6.5.   Assignability.......................................................................45
         6.6.   Financial Statements and Business Condition.........................................45
                  6.6.1.   Fiscal Year..............................................................45
                  6.6.2.   Financial Statements.....................................................45
         6.7.   No Material Changes, etc............................................................46
         6.8.   Operation of Business...............................................................46
         6.9.   Litigation..........................................................................46
         6.10.  No Materially Adverse Contracts, etc.; No Defaults..................................47
         6.11.  Compliance with Other Instruments. Laws, etc........................................47
         6.12.  Tax Status..........................................................................47
         6.13.  No Event of Default.................................................................48
         6.14.  Holding Company and Investment Company Acts.........................................48
         6.15.  Absence of Financing Statements etc.................................................48
         6.16.  Perfection of Security Interest.....................................................48
         6.17.  Certain Transactions................................................................48
         6.18.  Employee Benefit Plans..............................................................48
         6.19.  Use of Proceeds.....................................................................48
                  6.19.1.   General.................................................................49
                  6.19.2.   Regulations U and X.....................................................49
                  6.19.3.   Ineligible Securities...................................................49
         6.20.  Environmental Compliance............................................................49
         6.21.  Subsidiaries, etc...................................................................50
         6.22.  Disclosure..........................................................................51
         6.23.  The Projects and the Additional Resort Collateral...................................51
         6.24.  Sale of Timeshare Interests.........................................................51
         6.25.  Tangible Property...................................................................51
         6.26.  Real Property Taxes: Special Assessments............................................52
         6.27.  Violations..........................................................................52
         6.28.  Subordination.......................................................................52
         6.29.  Standby Servicer....................................................................52
         6.30.  Inventory Control...................................................................52
         6.31.  Operating Contracts.................................................................52
         6.32.  Heller and Textron Facilities.......................................................52
         6.33.  Bond Holder Exchange Transaction....................................................52
         6.34.  DZ Facility.........................................................................52


7.   AFFIRMATIVE COVENANTS OF THE BORROWER...........................................................52
         7.1.   Punctual Payment.....................................................................53
         7.2.   Maintenance of Office; Management....................................................53
         7.3.   Records and Accounts.................................................................53
         7.4.   Financial Statements, Certificates and Information...................................53
         7.5.   Notices..............................................................................57
                  7.5.1.   Defaults..................................................................57
                  7.5.2.   Environmental Events......................................................58
                  7.5.3.   Notification of Claims Against Collateral.................................58
                  7.5.4.   Notice of Litigation and Judgments........................................58
                  7.5.5.   Notice of Loss............................................................58
         7.6.   Corporate Existence; Maintenance of Properties.......................................58
         7.7.   Insurance............................................................................59
         7.8.   Taxes................................................................................61
         7.9.   Inspection of Properties and Books, etc..............................................61
                  7.9.1.   General; Audits and Fair Lending Review...................................61
                  7.9.2.   Collateral Reports........................................................61
                  7.9.3.   Appraisals................................................................62
                  7.9.4.   Environmental Assessments.................................................62
                  7.9.5.   Communication with Accountants............................................62
         7.10.   Compliance with Laws, Contracts, Licenses, and Permits..............................63
         7.11.   Underwriting Criteria...............................................................63
         7.12.   Agreements Constituting Collateral..................................................63
         7.13.   Subordination.......................................................................64
         7.14.   Sale of Timeshare Interests.........................................................64
         7.15.   Consumer Documents..................................................................64
         7.16.   Collection..........................................................................64
         7.17.   Use of Proceeds.....................................................................64
         7.18.   Bank Accounts.......................................................................64
                  7.18.1.   General..................................................................64
                  7.18.2.   Acknowledgment of Application............................................65
         7.19.   Servicing Agreement and Lock Box Agreement..........................................65
         7.20.   Standby Management Agreement; Standby Servicing Agreement...........................65
         7.21.   Tangible Property...................................................................65
         7.22.   Further Assurances..................................................................65
         7.23.   Business Plan.......................................................................66
         7.24.   Tax Refund..........................................................................66
         7.25.   Net Securitization Cash Flow........................................................66
         7.26.   Sale or Securitizations of Notes Receivable.........................................66
         7.27.   Heller Facility, Textron Facility, DZ Bank Securitization and Bond Holder Exchange
                 Transaction.........................................................................66

8.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER......................................................66
         8.1.   Restrictions on Indebtedness.........................................................67
         8.2.   Restrictions on Liens................................................................68
         8.3.   Restrictions on Investments..........................................................70
         8.4.   Distributions........................................................................70

         8.5.   Merger, Consolidation................................................................70
                  8.5.1.   Mergers and Acquisitions..................................................70
                  8.5.2.   Disposition of Assets.....................................................71
         8.6.   Sale and Leaseback...................................................................71
         8.7.   Compliance with Environmental Laws...................................................71
         8.8.   Subordinated Debt....................................................................71
         8.9.   Employee Benefit Plans...............................................................71
         8.10.   Business Activities.................................................................72
         8.11.   Fiscal Year; Jurisdiction of Organization...........................................72
         8.12.   Transactions with Affiliates........................................................72
         8.13.   Bank Accounts.......................................................................72
         8.14.   Covenant Against Alienation.........................................................73
         8.15.   Association Liens...................................................................73
         8.16.   Time Share Instruments; Required Consumer Loan Documentation; Management
                 Agreements..........................................................................73
         8.17.   Compensation of Senior Management...................................................73
         8.18.   Sale of Timeshare Interests.........................................................73
         8.19.   Modification of Loan Documents......................................................74
         8.20.   No New Construction.................................................................74
         8.21.   Modification of Other Documents.....................................................74

9.   FINANCIAL COVENANTS OF THE BORROWER.............................................................74
         9.1.   Tangible Net Worth...................................................................74
         9.2.   Marketing Expenses...................................................................75
         9.3.   Minimum Loan Delinquency.............................................................75
         9.4.   Debt Service.........................................................................75
         9.5.   Profitable Operations................................................................75

10.   CLOSING CONDITIONS.............................................................................75
         10.1.   Loan Documents......................................................................76
         10.2.   Other Debt; Intercreditor Agreement; Etc............................................76
                  10.2.1.   Heller Facility and Textron Facility Modifications.......................76
                  10.2.2.   Intercreditor Agreement..................................................76
                  10.2.3.   Definitive Exchange Offer................................................76
                  10.2.4.   DZ Bank Securitization...................................................77
         10.3.   Certified Copies of Charter Documents...............................................77
         10.4.   Corporate Action....................................................................77
         10.5.   Incumbency Certificate..............................................................77
         10.6.   Validity of Liens...................................................................77
         10.7.   Perfection Certificates and UCC Search Results; Litigation Search...................78
         10.8.   Survey and Taxes....................................................................78
         10.9.   Title Insurance.....................................................................78
         10.10.  Certificates of Insurance...........................................................79
         10.11.  Borrower's Account Notices to Consumer Borrowers....................................79
         10.12.  Borrowing Base Certificate..........................................................79
         10.13.  Hazardous Waste Assessments.........................................................79
         10.14.  Opinion of Counsel..................................................................79

         10.15.  [Intentionally Omitted.]............................................................79
         10.16.  Loan Paydown; Availability of Tranche A Total Commitment;...........................79
         10.17.  Business Plan.......................................................................79
         10.18.  Oak 'N Spruce Resort UCC Financing Statements.......................................80
         10.19.  Initial Lockbox Agreement...........................................................80
         10.20.  Standby Manager.....................................................................80
         10.21.  Forbearance Agreement...............................................................80
         10.22.  No Changes..........................................................................80
         10.23.  No Material Change..................................................................80
         10.24.  Payment of Expenses.................................................................80
         10.25.  Servicing Agreement.................................................................81
         10.26.  Estoppel Letters....................................................................81

11.   CONDITIONS TO ALL BORROWINGS...................................................................81
         11.1.   Representations True: No Event of Default...........................................81
         11.2.   No Legal Impediment.................................................................81
         11.3.   Governmental Regulation.............................................................81
         11.4.   Proceedings and Documents...........................................................81
         11.5.   Borrowing Base Certificate..........................................................82
         11.6.   No Adverse Change...................................................................82
         11.7.   Available Cash on Hand..............................................................82
         11.8.   Pro-Rata Advances...................................................................82
         11.9.   Operating Expenses..................................................................82

12.   EVENTS OF DEFAULT; ACCELERATION; ETC...........................................................82
         12.1.   Events of Default and Acceleration..................................................82
         12.2.   Termination of Commitments..........................................................87
         12.3.   Remedies............................................................................87
         12.4.   Standby Servicer and Standby Manager................................................88
         12.5.   Distribution of Collateral Proceeds.................................................88
         12.6.   Relief From Automatic Stay, Etc.....................................................92

13.   SETOFF.........................................................................................92

14.   THE AGENT......................................................................................93
         14.1.   Authorization.......................................................................93
         14.2.   General; Employees and Agents.......................................................94
         14.3.   No Liability........................................................................94
         14.4.   No Representations..................................................................95
                  14.4.1.   General..................................................................95
                  14.4.2.   Consumer Loan Collateral.................................................95
                  14.4.3.   Closing Documentation, etc...............................................96
         14.5.   Payments............................................................................96
                  14.5.1.   Payments to Agent........................................................96
                  14.5.2.   Distribution by Agent....................................................96
                  14.5.3.   Delinquent Banks.........................................................96
         14.6.   Holders of Notes....................................................................97

         14.7.   Indemnity...........................................................................97
         14.8.   Agent as Bank.......................................................................97
         14.9.   Resignation; Removal................................................................97
         14.10.  Notification of Defaults and Events of Default Notices..............................98

15.   EXPENSES AND INDEMNIFICATION...................................................................98
         15.1.   Expenses............................................................................98
         15.2.   Indemnification.....................................................................99
         15.3.   Survival............................................................................100

16.   SURVIVAL OF COVENANTS, ETC.....................................................................100

17.   ASSIGNMENT AND PARTICIPATION...................................................................100
         17.1.   Conditions to Assignment by Banks...................................................100
         17.2.   Certain Representations and Warranties Limitations Covenants........................101
         17.3.   Register............................................................................102
         17.4.   New Notes...........................................................................102
         17.5.   Participations......................................................................103
         17.6.   Disclosure..........................................................................103
         17.7.   Assignee or Participant Affiliated with the Borrower................................103
         17.8.   Miscellaneous Assignment Provisions.................................................104
         17.9.   Assignment by Borrower..............................................................104

18.   NOTICES, ETC...................................................................................104

19.   GOVERNING LAW..................................................................................105

20.   HEADINGS.......................................................................................105

21.   COUNTERPARTS...................................................................................105

22.   ENTIRE AGREEMENT, ETC..........................................................................105

23.   WAIVER OF JURY TRIAL...........................................................................106

24.   CONSENTS, AMENDMENTS, WAIVERS, ETC.............................................................106

25.   SEVERABILITY...................................................................................107

26.   NONCONSOLIDATION WITH SILVERLEAF FINANCE I, INC................................................108

27.   TRANSITIONAL ARRANGEMENTS......................................................................108

28.   RELEASE........................................................................................108

29.   WAIVER.........................................................................................109

EXHIBITS


Exhibit A                  Form of Borrowing Base Certificate
Exhibit B                  Form of Tranche A Note
Exhibit C                  Form of Tranche B Note
Exhibit D                  Form of Loan Request
Exhibit E                  Eligible Projects
Exhibit F                  Existing Mortgaged Property
Exhibit G                  Form of Assignment and Acceptance
Exhibit H                  Authorized Officers
Exhibit I                  Additional Resort Collateral
Exhibit J                  DZ Bank Commitment Letter
Exhibit K                  Bond Holder Exchange Term Sheet
Exhibit L                  Business Plan
Exhibit M                  Crown Resorts Projects
Exhibit N                  Ineligible Note Portfolio

SCHEDULES


Schedule 1                 Banks; Commitments
Schedule 1.1(a)            Heller Documents
Schedule 1.1(b)            Textron Documents
Schedule 1.1(c)            DZ Bank Documents
Schedule 1.1(d)            Bond Holder Exchange Documents
Schedule 2.1(f)            Executive Management
Schedule 2.2               Automatic Reduction of Tranche B Total Commitment
Schedule 6.9               Litigation
Schedule 6.10              Defaults
Schedule 6.20              Environmental Matters
Schedule 6.21(a)           Subsidiaries
Schedule 6.21(b)           Joint Ventures
Schedule 6.28              Affiliate Debt
Schedule 6.30              Inventory Control Procedures
Schedule 7.7               Project Title Policies
Schedule 7.13              Affiliate Fees
Schedule 7.14              Jurisdictions of Sales of Timeshare Interests
Schedule 8.1               Indebtedness
Schedule 8.2               Liens
Schedule 8.3               Investments
Schedule 8.17              Compensation of Senior Management

                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


         This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of April 30, 2002 by and among Silverleaf Resorts, Inc., a Texas corporation (the "BORROWER") having its principal place of business at 1221 Riverbend, Suite 120, Dallas, Texas 75247, and Sovereign Bank, a federally chartered savings bank, and the other lending institutions listed on SCHEDULE 1 and Sovereign Bank, a federally chartered savings bank, as agent for itself and such other lending institutions.

         WHEREAS, the Borrower, Sovereign Bank, Liberty Bank, and Sovereign Bank, as agent for itself and Liberty Bank, are parties to that certain Loan and Security Agreement dated as of September 30, 1999, as amended to date (as amended, the "ORIGINAL AGREEMENT"), pursuant to which the Sovereign Bank and Liberty Bank have extended credit to the Borrower on the terms set forth therein; and

         WHEREAS, the Borrower, Sovereign Bank and Liberty Bank have agreed to enter into this Credit Agreement to amend and restate the Original Agreement in its entirety as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

         Additional Available Amount. See Section 3.2(d).

         Additional Resort Collateral. Collectively, the development rights, the real property, the fixtures and the personal property, including all management agreements for the Eligible Projects, now or hereafter acquired by the Borrower, and described on EXHIBIT I attached hereto. For the avoidance of any doubt, "Additional Resort Collateral" shall not include the promissory notes and other property of Silverleaf Finance I, Inc. that constitutes "Pledged Assets" under the DZ Bank Documents.

         Additional Resort Collateral Assignment. An agreement executed and delivered by the Borrower to the Agent or its collateral agent, for the benefit of the Banks, granting to the Agent or its collateral agent, for the benefit of the Banks, a first priority security interest in that portion of the Additional Resort Collateral constituting personal property.

         Additional Resort Collateral Mortgages. The several mortgages and deeds of trust, in form and substance satisfactory to the Agent, dated as of the Closing Date, from the Borrower to the Agent or its collateral agent with respect to the fee interests of the Borrower in that portion of the Additional Resort Collateral consisting of real property and fixtures.

         Affiliate. Any Person that would be considered to be an affiliate of the Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

         Agent. Sovereign Bank, acting as agent for the Banks, or any successor agent appointed in accordance with the terms hereof.

         Agent's Office. The Agent's office located at 15 Westminster Street, Providence, Rhode Island, 02903, or at such other location as the Agent may designate from time to time.

         Agent's Special Counsel. Bingham Dana LLP or such other counsel as may be approved by the Agent.

         Assignment and Acceptance. See Section 17.1.

         Assignments of Development Rights. The assignments of development rights, in form and substance satisfactory to the Required Banks, dated as of the Closing Date, made by the Borrower in favor of the Agents, pursuant to which the Borrower assigns its development rights for each of the Eligible Projects.

         Assignment of Management Agreements. The assignment of management agreements, in form and substance satisfactory to the Required Banks, dated as of the Closing Date, made by the Borrower in favor of the Agent, assigning all of the Borrower's rights under the management agreements for the Eligible Projects.

         Association. With respect to each Eligible Project, the corporation or other organization of owners of Timeshare Interests which has responsibility for managing and administering the Eligible Project's facilities, time share program and reservation systems.

         Authorized Officer. An officer of the Borrower who has been duly authorized by Borrower to execute and deliver to the Banks Borrowing Base Certificates and other certificates, each, of whom is listed on EXHIBIT H attached hereto, as such exhibit may be amended by the Borrower from time to time.

         Available Cash on Hand. As of any date of determination, the sum of all Cash and Cash Equivalents held by the Borrower as of such date.

         Available Fund-Up Amount. See Section 3.2(c).

         Banks. Sovereign and the other lending institutions listed on SCHEDULE 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to Section 17.

         Base Rate. The higher of (i) the variable annual rate of interest so designated from time to time by Sovereign as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer and (ii) two and three-fourths of one percent (2.75%) above the Federal Funds Effective Rate; provided that, in the event that, the higher of clauses (i) and (ii) above is less than six percent (6%), then the "Base Rate" shall be six percent (6%). For the purposes of this definition, "FEDERAL FUNDS EFFECTIVE RATE" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent. Changes in the Base Rate resulting from any changes in Sovereign's "prime rate" shall take place immediately without notice or demand of any kind.

         Bond Holder Exchange Documents. See Section 10.2.3.

         Bond Holder Exchange Term Sheet. See Section 10.2.3.

         Bond Holder Exchange Transaction. See Section 10.2.3.

         Borrower. As defined in the preamble hereto.

         Borrower's Account. See Section 7.18.1.

         Borrowing Base. At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Certificate delivered to the Banks and the Agent pursuant to Section 7.4(f), which is equal to the sum of seventy-five percent (75%) of the Eligible Consumer Loan Amount.

         Borrowing Base Certificate. A Borrowing Base Certificate signed by the chief financial officer of the Borrower and in substantially the form of EXHIBIT A hereto.

         Business Day. Any day on which banking institutions in Providence, Rhode Island and Middletown, Connecticut are open for the transaction of banking business.

         Business Plan. See Section 10.17.

         Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

         Cash and Cash Equivalents. Unrestricted (i) cash, (ii) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; and (iii) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Rating Group or P-1 (or better) by Moody's Investor Service, Inc. provided that the maturities of such Cash and Cash Equivalents shall not exceed one year.

         CERCLA. See Section 6.20(a).

         Chase. See Section 10.19.

         Closing Date. The first date on which the conditions set forth in
Section 10 have been satisfied and any Loans are to be made.

         Code. The Internal Revenue Code of 1986.

         Collateral. All of the property, rights and interests of the Borrower and its Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents, including, without limitation, the Consumer Loan Collateral, the Existing Mortgaged Properties, the Additional Resort Collateral, Silverleaf Finance I, Inc. Stock, the Ineligible Note Portfolio, the Standby Servicing Agreement, the Standby Management Agreement, and all collateral under the Textron Facility and the Heller Facility.

         Collateral Custodian. State Street Bank and Trust Company.

         Collateral Custodian Agreement. See Section 5.3.

         Commitment. With respect to each Bank, the aggregate amount of its Tranche A Commitment and Tranche B Commitment.

         Commitment Percentage. With respect to each Bank, its Tranche A Commitment Percentage and/or its Tranche B Commitment Percentage, as the context requires.

         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

         Consolidated Net Income. The consolidated net income of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges (but excluding any extraordinary profits or losses), determined in accordance with generally accepted accounting principles.

         Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, or any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness," and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

         consumer borrower. Each person (including two or more persons acting jointly and severally) who purchases a Timeshare Interest and finances such purchase with purchase money financing extended by the Borrower.

         Consumer Loan Collateral. All of the Borrower's right, title and interest in each consumer loan pledged by the Borrower to the Agent as Collateral, now existing or hereafter arising, (a) for which the original promissory note, comparable instrument or installment sales contract shall, at the time of determination, be in the possession of the Agent (including possession through an agent or bailee) or (b) which shall be identified by the Borrower as being pledged to the Agent pursuant to the Security Agreement as evidenced by a Borrowing Base Certificate or other means by which the promissory note, comparable instrument or installment sales contract may be identified to the grant of the security interest under the Security Agreement.

         Consumer Loan Cover Sheet. A document, on a form satisfactory to the Agent, prepared by the Borrower and executed by an Authorized Officer of the Borrower stating the outstanding principal amount of a consumer loan and certifying that (a) attached to such document are the Required Consumer Loan Documents for the consumer loan, (b) the Required Consumer Loan Documents are consistent as to consumer borrower name, property address, loan amount, interest rate and loan term, (c) the promissory note, comparable instrument or installment sales contract evidencing such loan bears an original signature or signatures of the maker or other obligor consistent with the name of the consumer borrower as submitted, (d) the promissory note, comparable instrument or installment sales contract does not contain any irregular writing which affects or appears to affect the validity thereof (but the promissory note, comparable instrument or installment sales contract may contain endorsements to the Borrower or the Agent or in blank), and (e) the loan has all of the characteristics of an Eligible Consumer Loan. The Borrower shall be entitled to deliver a Consumer Loan Cover Sheet relating to a single consumer loan or a Consumer Loan Cover Sheet or Sheets relating to multiple consumer loans.

         Credit Agreement. This Amended and Restated Revolving Credit Agreement, including the Schedules and Exhibits hereto.

         Crown Resorts Projects. The projects listed on EXHIBIT M.

         Current Notes. See Section 10.2.3.

         Debtor Relief Laws. Any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar law, proceeding or device providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

         Default. See Section 12.1.

         Delinquent Bank. See Section 14.5.3.

         Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Borrower, other than dividends payable solely in shares of common stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower, directly or indirectly through a Subsidiary of the Borrower or otherwise; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Drawdown Date. The date on which any Loan is made or is to be made.

         DZ Bank. DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt Am Main.

         DZ Bank Commitment Letter. See Section 10.2.4.

         DZ Bank Documents. The documents listed on SCHEDULE 1.1(c).

         DZ Bank Securitization. That certain note purchase facility to be provided by DZ Bank, as agent for Autobahn Funding Company LLC, to the Borrower, on the terms outlined in the DZ Bank Commitment Letter, and evidenced by the documents listed on SCHEDULE 1.1(c).

         Earnings Before Interest and Taxes. The consolidated earnings (or loss) from the operations of the Borrower and its Subsidiaries for any period (but excluding any extraordinary profits or losses), after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles.

         EBITDA. With respect to the Borrower and its Subsidiaries for any period, (a) the sum of (i) Consolidated Net Income, (ii) Interest Expense, (iii) depreciation and amortization and other non-cash items properly deducted in determining Consolidated Net Income, and (iv) federal, state and local income taxes, in each case for such Person for such period, computed and calculated in accordance with generally accepted accounting principles, to the extent deducted in determining Consolidated Net Income minus (b) non-cash items properly added in determining Consolidated Net Income, in each case for the corresponding period.

         Eligible Assignee. Any bank, insurance company, commercial finance company or other financial institution, or, if an Event of Default has occurred and is continuing, any other Person approved by the Required Banks, such approval not to be unreasonably withheld.

         Eligible Consumer Loan. A loan to a consumer borrower with all of the following characteristics:

         (1) Residence of the Consumer Borrower. The borrower shall be (a) a resident of the United States or Canada and (b) the owner of the collateral securing such loan. Any loan made to a resident of Canada shall not cause the outstanding principal amount of all of the Eligible Consumer Loans pledged as Collateral and made to residents of Canada to exceed 5% of the outstanding principal amount of all Eligible Consumer Loans pledged as Collateral.

         (2) Underwriting and Other Criteria. The loan shall have been made in accordance with the Borrower's general underwriting criteria as set forth in
Section 7.11. For loans made after the Closing Date, the consumer borrower shall have a FICO Credit Bureau Score of at least 600; provided that up to an aggregate of fifteen percent (15%) of the outstanding principal amount of all Eligible Consumer Loans made after the Closing Date and pledged as Collateral hereunder may be made to consumer borrowers with FICO Credit Bureau Scores of less than 600 (both for each Loan and on a cumulative basis). From and after the date hereof, the consumer loan shall not cause the weighted average of the FICO Credit Bureau Scores of the consumer borrowers under Eligible Consumer Loans pledged as Collateral after the Closing Date to be less than 640. The consumer borrower shall be a member of the applicable Association.

         (3) Terms of the Loan. The loan shall have the following terms:

                  (a) an original term not to exceed eighty-four (84) months; provided that loans made prior to the date hereof may have an original term that exceeds eighty-four (84) months so long as the term remaining after the date hereof does not exceed eight-four (84) months; and provided further, that up to twenty percent (20%) of the outstanding principal amount of all Eligible Consumer Loans pledged as Collateral may have an original term greater than eighty-four (84) months, but not greater than one hundred and twenty (120) months;

                  (b) the principal amount of the loan shall equal not more than ninety percent (90%) of the sales price (not including closing costs, broker's commission, and prior to any discounts) of the Unit or Oak N' Spruce Beneficial Interest securing such loan, with the downpayment of the purchase being not less than ten percent (10%) of the sales price (not including closing costs, broker's commission, and prior to any discounts);

                  (c) the loan shall be payable in equal monthly installments of principal and interest over the original term of the loan, with the first installment due and payable not more than sixty (60) days from the date of the making of the loan;

                  (d) the principal amount of the loan shall bear interest at an interest rate of not less than twelve and one-half of one percent (12.5%) per annum or, if the loan does not cause the outstanding principal amount of all Eligible Consumer Loans pledged as Collateral and bearing an interest rate of less than twelve and one-half of one percent (12.5%) per annum to exceed twenty percent (20%) of the outstanding principal amount of all Eligible Consumer Loans pledged as Collateral, the loan shall have an interest rate of not less than ten percent (10%) per annum; and

                  (e) all principal, interest and other amounts payable in respect of the loan shall be payable in Dollars.

         (4) Collateral Securing the Loan. The collateral securing the loan shall be a Timeshare Interest in or an Oak N' Spruce Beneficial Interest in a Unit (a) acceptable to the Agent, (b) constructed in compliance with all applicable laws and regulations, served by utilities necessary for their intended use, furnished and ready for occupancy, (c) for which a valid certificate of occupancy or equivalent has been issued by appropriate Governmental Authorities or for which no certificate of occupancy or equivalent is required by appropriate Governmental Authorities, and (d) duly admitted to the provisions of the applicable Timeshare Instruments.

         (5) Borrower's Prior Perfected Security Interest in the Collateral Securing the Loan. The loan shall be secured by a valid perfected first priority mortgage or deed of trust on the Timeshare Interest or an Oak N' Spruce Beneficial Interest, subject (in the case of the Unit or, for an Oak N' Spruce Beneficial Interest, in the case of the beneficial interest or related Unit) only to (a) liens for taxes not yet due and payable and (b) other easements, restrictions and encumbrances acceptable to the Agent, which do not represent liens securing monies owed or claimed and which do not materially affect the value of the collateral for such loan. Any prior mortgages or deeds of trust or security interests on the Timeshare Interest shall have been released of record, and the loan or any rights thereto shall not be affected by or subject to any escrow for presales or otherwise.

         (6) Agent's Prior Perfected Security Interest in the Loan. If pledged to the Agent as Collateral, the Agent shall have a valid, perfected, first priority security interest in the loan and all supporting obligations, liens and related rights, free and clear of any liens or claims of any other Person.

         (7) Required Consumer Loan Documents. The Borrower shall have delivered the Required Consumer Loan Documents at the time when the loan is or was pledged as Collateral. All of the Required Consumer Loan Documents shall be the legal, valid and binding obligations of the consumer borrower, in full force and effect and enforceable in accordance with their terms, with no claim of defense, setoff or counterclaim asserted by the consumer borrower.

         (8) Regulatory Compliance. The loan shall comply in all respects with all requirements of all applicable state and federal law, including, without limitation, state laws and regulations governing sales of timeshares, applicable usury limitations, real estate settlement procedures, the Securities Act of 1933, the Securities Exchange Act of 1934, the Interstate Land Sales Full Disclosure Act, the Federal Trade Commission Act, the Consumer Credit Protection Act of 1968, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Fair Housing Act, the Consumer Leasing Act of 1976, the Equal Credit Opportunity Act, the Truth in Lending Act, the Flood Disaster Prevention Act of 1973, the applicable Timeshare Act, and Regulation Z of the Board of Governors of the Federal Reserve System. All applicable rescission or cancellation periods relating to the loan shall have expired.

         (9) Payments not Overdue. Payments on the loan shall have been timely made within the following limitations:

                  (a) No payments on the loan shall be more than (i) twenty-nine
         (29) days late as of the first date such loan is included in the calculation of the Eligible Consumer Loan Amount or (ii) sixty (60) days late at any time thereafter and no other defaults shall have occurred with respect to such loan and the documents related thereto, or

                  (b) If defaults shall have occurred, (i) the consumer borrower shall have entered into a payment plan accepted by the Borrower, (ii) the first payment under such payment plan shall have been timely made and no other payments under the payment plan shall be more than twenty-nine (29) days late and no other defaults shall have occurred with respect to such loan since the payment plan, (iii) there shall have been no more than two (2) revised payment plans during the term of the loan, and (iv) the payment plan for any loan shall not have been modified more than once in the twelve (12) months prior to date such loan is pledged to the Agent.

         (10) Consumer not an Affiliate of the Borrower. The consumer borrower or any guarantor or other surety is not, and no payment of a sum due under the loan has been made by, an officer, director, agent, employee, principal, broker, or creditor (or relative thereof) of the Borrower or an Affiliate of the Borrower.

         (11) No Violation of Environmental or Other Law. The Borrower has no knowledge or notice of any of the following conditions existing in connection with the collateral securing such loan: hazardous wastes or Hazardous Substances prohibited by applicable law or regulation, asbestos or urea formaldehyde insulation, or any release of any of the foregoing prohibited by any Environmental Laws or any applicable law or regulation.

         (12) No Downgrade Replacement. The loan shall not be replacing an Eligible Consumer Loan and financing the purchase of a Timeshare Interest which constitutes a downgrade by the consumer borrower to a less expensive Timeshare Interest.

         (13) No Upgrade Replacement from Another Lender. The loan shall not be replacing a loan pledged as collateral to another lender and financing the purchase of a Timeshare Interest which constitutes an upgrade by the consumer borrower to a more expensive Timeshare Interest, other than such loans that had previously been pledged to Heller, Credit Suisse First Boston and DZ Bank and that do not have a modified payment plan in effect.

         (14) Other Upgrade Replacements. If the loan is a newly originated Eligible Consumer Loan which is replacing an existing Eligible Consumer Loan pledged as Collateral under the Security Agreement and the proceeds have been used to finance the purchase of a Timeshare Interest which is being upgraded by the consumer borrower to a more expensive Timeshare Interest:

                  (a) the principal balance of the existing Eligible Consumer Loan which is being upgraded may still be included for purposes of calculating the Borrowing Base for a period of time expiring on the earlier to occur of (i) the 31st day after the consumer documents effecting the upgrade have been executed or (ii) the date on which any payment on such Eligible Consumer Loan becomes thirty (30) or more days past due;

                  (b) on or before the second business day after the expiration of the statutory rescission period in connection with any consumer documents executed effecting any upgrade involving an Eligible Consumer Loan and in any event within ten (10) days of such upgrade, the Borrower shall deliver to the Agent or its designee the original of the new promissory note, comparable instrument or installment sale contract executed in connection with such upgrade duly endorsed in blank by the Borrower and the Borrower will cause all payments made with respect to such new promissory note, comparable instrument or installment sale contract to be forwarded to the Lock Box;

                  (c) any new upgraded consumer loan involving a prior Eligible Consumer Loan shall only be included as part of the Borrowing Base if the prior Eligible Consumer Loan has been removed from the Borrowing Base and the new upgraded consumer loan satisfies all conditions for an Eligible Consumer Loan; and

                  (d) an amount equal to the sum of (i) the principal balance of all existing Eligible Consumer Loans being upgraded which are included within subclause (a) of this clause (14) minus (ii) the principal balance of all upgraded loans for which promissory notes have been delivered to the Agent or its designee and payments thereunder are being made to the Lock Box in accordance with subclause (b) of this clause (14), if positive, shall be deducted from the Eligible Consumer Loan Amount when calculating the Borrowing Base as an adjustment for all such upgraded consumer loans.

         (15) No Other Modifications. Except as otherwise expressly contemplated by this definition of the term "Eligible Consumer Loan," the terms of the loan have not have been modified without the prior written consent of the Required Banks.

         (16) Other Requirements. Such other characteristics as the Agent may require from time to time, in its reasonable discretion, including, without limitation, the establishment of any reserves to reflect any events, contingencies, conditions, or risks which do or may adversely affect any Eligible Consumer Loans pledged as the Collateral, the Agent's or any Bank's rights therein or the value of such Collateral. In addition, the Agent reserves the right to incorporate the general underwriting criteria set forth in Section
7.11 into the definition of "Eligible Consumer Loans" effective as of, or any time after, the Closing Date.

         Eligible Consumer Loan Amount. The sum of (a) the aggregate principal amount outstanding from time to time of all Eligible Consumer Loans pledged to the Agent as Collateral less (b) the amount by which the aggregate principal amount of Eligible Consumer Loans in respect of the Oak N' Spruce Resort pledged to the Agent exceeds twenty percent (20%) of the aggregate principal amount outstanding of all Eligible Consumer Loans pledged to the Agent, less (c) the amount by which the aggregate principal amount of Eligible Consumer Loans for which a modified payment plan has been implemented (in accordance with clause
(b) of paragraph (9) of the definition of "Eligible Consumer Loan") exceeds (i) from the Closing Date to the first anniversary of the Closing Date, fifteen percent (15%) of the aggregate principal amount outstanding of all Eligible Consumers Loans pledged to the Agent, (ii) from the first anniversary of the Closing Date to the second anniversary of the Closing Date, seven and one-half percent (7 1/2%) of the aggregate principal amount outstanding of all Eligible Consumer Loans pledged to the Agent, (iii) from and after the second anniversary of the Closing Date to the third anniversary of the Closing Date, six percent (6%) of the aggregate principal amount outstanding of all Eligible Consumer Loans pledged to the Agent, and (iv) from and after the third anniversary of the Closing Date, five percent (5%) of the aggregate principal amount outstanding of all Eligible Consumer Loans pledged to the Agent..

         Eligible Projects. Those timeshare resorts owned by the Borrower listed on EXHIBIT E attached hereto, as such EXHIBIT E may be amended from time to time by the Borrower and all of the Banks in accordance with Section 5.6. For the avoidance of any doubt, none of the Crown Resort Projects is an "Eligible Project".

         Employee Benefit Plan. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

         Environmental Indemnity. The Amended and Restated Environmental Indemnity dated as of the date hereof made by the Borrower in favor of the Agent and the Banks and in form and substance satisfactory to the Banks and the Agent.

         Environmental Laws. See Section 6.20(a).

         EPA. See Section 6.20(b).

         ERISA. The Employee Retirement Income Security Act of 1974.

         ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder.

         Event of Default. See Section 12.1.

         Existing Mortgaged Property. The Real Estate of the Borrower described on EXHIBIT F attached hereto.

         Existing Mortgages. The several mortgages and deeds of trust from the Borrower to the Agent with respect to the fee interests of the Borrower in the Existing Mortgaged Property.

         Existing Mortgage Amendments. The amendment and restatements of the Existing Mortgages, in form and substance satisfactory to the Agent.

         FICO Credit Bureau Score. A credit risk score determined by the Fair Isaac Company for a consumer borrower through the analysis of individual credit files in order to predict the likelihood of repayment based on sample statistics.

         Forbearance Agreement. The Forbearance Agreement, dated April 18, 2001, among the Borrower, the Agent and the Lenders, as amended.

         generally accepted accounting principles. (i) When used in Section 9, whether directly or indirectly through reference to a capitalized term used therein, means (A) prior to the Banks' receipt and approval of the financial statements of the Borrower for the fiscal year ended on December 31, 2001, (1) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the period ended on September 30, 2001, and (2) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the period ended on September 30, 2001, and (B) following the Banks' receipt and approval of the financial statements of the Borrower for the fiscal year ended on December 31, 2001, (1) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on December 31, 2001, and (2) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the fiscal year ended on December 31, 2001 and (ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         Governmental Authorities. The United States of America, the state where the Eligible Project is located and any political subdivision thereof, the county of and city or town where the Eligible Project is located, and any agency, authority, department, commission, board, bureau, or instrumentality of any of them.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Hazardous Substances. See Section 6.20(b).

         Heller. Heller Financial Corporation, a Delaware corporation.

         Heller Documents. The documents listed on SCHEDULE 1.1(a).

         Heller Facility. Those certain credit facilities provided by Heller to the Borrower pursuant to the documents listed on SCHEDULE 1.1(a).

         Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

         (i) every obligation of such Person for money borrowed,

         (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

         (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

         (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

         (v) every obligation of such Person under any Capitalized Lease,

         (vi) every obligation of such Person under any lease (a "SYNTHETIC LEASE") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

         (vii) all sales by such Person of (A) accounts or general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "RECEIVABLES"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

         (viii) every obligation of such Person (an "EQUITY RELATED PURCHASE OBLIGATION") to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights,

         (ix) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other, indices (a "DERIVATIVE CONTRACT"),

         (x) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

         (xi) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (i) through
(x) (the "PRIMARY OBLIGATION") of another Person (the "PRIMARY OBLIGOR"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

         The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred and (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

         Indenture. The Indenture dated as of April 1, 1998 among the Borrower, the Subsidiaries of the Borrower, as guarantors, and Norwest Bank Minnesota, N.A., as trustee.

         Ineligible Note Portfolio. All of the right, title and interest of the Borrower in certain loans made by it to consumer borrowers secured by a mortgage or deed of trust on a Timeshare Interest or an Oak N' Spruce Beneficial Interest listed on EXHIBIT N, which are not currently pledged to any other Person and which shall be held by the Borrower, as agent for and on behalf of the Banks, Textron and Heller, in accordance with the terms of the Intercreditor Agreement, until an Event of Default shall occur.

         Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

         Initial Lockbox Agreement. Lockbox Agreement dated as of September 30, 1999 among the Agent, the Borrower, and Chase.

         Intercreditor Agreement. See Section 10.2.2.

         Interest Expense. With respect to any Person for any period, the interest expense of such Person during such period determined in accordance with generally accepted accounting principles, and shall in any event include, without limitation, (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any obligations in respect of Capitalized Leases allocable to interest expense,
(iv) all fixed and all calculable dividend payments on preferred stock, and (v) payments of interest expense in kind.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Loan Documents. This Credit Agreement, the Notes, the Security Documents, the Environmental Indemnity, the Intercreditor Agreement, the Standby Servicing Agreement, the Collateral Custodial Agreement, the Servicing Agreement, and such other agreements, documents, instruments and certificates evidencing the obligations or effectuating the transactions contemplated herein.

         Loan Request. See Section 2.5.

         Loan Year. The period from the Closing Date to the first anniversary of the Closing Date and each twelve (12) calendar month period thereafter.

         Loans. Loans made or to be made by the Banks to the Borrower pursuant to Section 2.1.

         Lockbox Agreement. The Replacement Lockbox Agreement and, to the extent still in effect in accordance with Section 5.2, the Initial Lockbox Agreement.

         Management Agreement. (1) With respect to the following Eligible
Projects: Holly Lake Resort, Piney Shores Resort, The Villages (including Lake O' The Woods), Hill County Resort, Seaside Resort, Ozark Mountain Resort, Holiday Hills Resort, Timber Creek Resort, Fox River Resort, Oak N' Spruce Resort, Apple Mountain Resort and Beech Mountain Resort, that certain Management Agreement by and between Silverleaf Club (f/k/a Master Club, f/k/a Master Endless Escape Club) and Borrower dated May 28, 1990, as amended through Eighth Amendment dated March 9, 1999, as such agreement may be amended from time to time, and (2) with respect to the following resorts managed by the Borrower:
Alpine Bay (including Capricorn Complex, Dogwood Hills and The Pines), Hickory Hills Resort, Quail Hollow Village at Beech Mountain Lakes, Treasure Lake Resort (including Silverwoods and Wolf Run Manor), Foxwood Hills Resort (including Kinston Manor and Villas at Foxwood Hills), Tansi Resort (including Hiawatha Manor, Hiawatha Manor I, and Hiawatha Manor West) and Westwind Manor Resort, each of the management agreements between the Association for the resort and the developer of the resort in each case, assigned to the Borrower pursuant to a Bill of Sale and Blanket Assignment dated May 28, 1998.

         Marketing Expenses. All promotion, lead generation, sales commission and all other marketing expenses incurred or paid by the Borrower pursuant to any marketing agreement or otherwise.

         Monthly Financial Reports. The reports delivered or to be delivered by the Borrower to the Banks pursuant to clauses (j), (k), (l), and (m) of Section 7.4.

         Mortgaged Property. Collectively, the Existing Mortgaged Property and the Additional Resort Collateral consisting of real property and fixtures.

         Mortgages. Collectively, the Existing Mortgages and the Additional Resort Collateral Mortgages.

         Multiemployer Plan. Any multiemployer plan within the meaning of
Section 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

         Net Cash Proceeds. With respect to any sale or other disposition of any of the Existing Mortgaged Properties or Additional Resort Collateral, as the case may be, the cash proceeds received by the Borrower from such sale or other disposition, net of all reasonable costs of sale and property transfer or sales taxes paid or payable as a result thereof by the Borrower.

         Net Securitization Cash Flow. Silverleaf Finance I, Inc.'s right, title and interest in any excess cash flow derived from the consumer loans sold by the Borrower to Silverleaf Finance I, Inc. and then sold by Silverleaf Finance I, Inc. to DZ Bank pursuant to the DZ Bank Documents.

         New Notes. See Section 10.2.3.

         Notes. Collectively, the Tranche A Notes and the Tranche B Notes.

         Note Record. A Record with respect to a Note.

         Notices to Maker. See clause (6) of the definition of "Required Consumer Loan Documents".

         Oak N' Spruce Resort. The Borrower's project in Lee, Massachusetts.

         Oak N' Spruce Beneficial Interest. The use rights and interests of a purchaser under a Certificate as defined in the Oak N' Spruce Resort Declaration of Trust.

         Oak N' Spruce Resort Declaration of Trust. That certain Amended and Restated Declaration of Trust of Oak N' Spruce Resort dated January 6, 1998, and recorded in Book 1587, Page 179, in the Berkshire Middle District Registry of Deeds, as amended by Amendment to the Amended and Restated Declaration of Oak N Spruce Resort Trust dated July 9, 1998 and recorded with the Berkshire Middle District Registry of Deeds in Book 1612, Page 588, by Second Amendment to the Amended and Restated Declaration of Trust of Oak N' Spruce Resort Trust dated November 13, 1998 and recorded with the Berkshire Middle District Registry of Deeds in Book 1631, Page 831 and by Third Amendment to the Amended and Restated Declaration of Oak N' Spruce Resort Trust dated April 15, 1999 and recorded with the Berkshire Middle District Registry of Deeds in Book 1658, Page 506.

         Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans or any of the Notes or other instruments at any time evidencing any thereof.

         Operating Contracts. See Section 6.31.

         Operating Expenses. All expenditures, computed in accordance with generally accepted accounting principles, of whatever kind relating to the ownership, operation, maintenance and management of the Eligible Projects that are incurred on a regular monthly or other periodic basis, including, without limitation, utilities, ordinary and capital repairs and maintenance, insurance premiums, license fees, property taxes and assessments, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by the Required Banks, and other similar costs.

         Original Agreement. See the recitals hereto.

         outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

         PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         Perfection Certificate. The Perfection Certificate as defined in the Security Agreement.

         Permitted Liens. Liens, security interests and other encumbrances permitted by Section 8.2.

         Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Project Title Policy. See Section 7.7.

         RCRA. See Section 6.20(a).

         Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries, including, without limitation, the real property where each of the Eligible Projects and the Additional Resort Collateral is located and the Existing Mortgaged Property.

         Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

         Reference Period. Any period of four (4) consecutive fiscal quarters of the Borrower and its Subsidiaries ending on the relevant date.

         Register. See Section 17.3.

         Replacement Lockbox Agreement. See Section 5.2.

         Required Banks. As of any date, (a) if there are only two (2) Banks, then both Banks (with a Bank and its Affiliates being considered one Bank for purposes of this clause (a)) and (b) if there are more than two (2) Banks, then both (i) the Banks holding at least seventy-five percent (75%) of the then outstanding principal balance of the Loans on such date, and if no such principal is outstanding, the Banks whose aggregate Commitments constitute at least seventy-five percent (75%) of the Total Commitment and (ii) if Sovereign or Liberty Bank then holds at least $5,000,000 in principal amount of the outstanding Loans or Commitments, each such Bank.

         Required Consumer Loan Documents. With respect to each loan included within Consumer Loan Collateral and the Eligible Consumer Loan Amount, the Consumer Loan Cover Sheet relating to such loan, together with the following:

                  (1) Promissory Note or Other Evidence of Indebtedness. The original promissory note, comparable instrument or installment sale contract signed by the consumer borrower and payable to the Borrower or endorsed by the consumer borrower to the order of the Borrower, and endorsed in blank by an Authorized Officer of the Borrower, and the original of any and all guaranties and other credit enhancement documents supporting or securing payment of the consumer borrower's obligations;

                  (2) Mortgage or other Security Agreement. Either:

                           (a) the original or copy time-stamped by the
                  appropriate recording office of the recorded mortgage or deed of trust securing the promissory note, comparable instrument or installment sale contract, and an original or copy time-stamped by the appropriate recording office of all amendments and assignments of such mortgage or deed of trust showing an unbroken chain of title from the originator to the Borrower, or

                           (b) in the case of a loan secured by an assignment of
                  an Oak N' Spruce Beneficial Interest (i) an original or copy time-stamped by the appropriate recording office of an assignment of beneficial interest securing the promissory note, comparable instrument or installment sale contract and an original or copy time-stamped by the appropriate recording office of all amendments and assignments of such assignment of beneficial interest showing an unbroken chain of title from the originator to the Borrower and (ii) evidence satisfactory to the Agent of the perfection of the Borrower's security interest in the Oak N' Spruce Beneficial Interest, including, without limitation, a copy of a UCC financing statement filed by the Borrower against the consumer borrower in the appropriate jurisdiction and recording office;

                  (3) Assignment to the Agent. Either:

                           (a) an original or copy time-stamped by the
                  appropriate recording office of the recorded assignment to the Agent of the mortgage or deed of trust referred to in clause
                  (2) above, or

                           (b) in the case of a loan secured by an assignment of
                  an Oak N' Spruce Beneficial Interest (i) an original or copy time-stamped by the appropriate recording office of an assignment to the Agent of the assignment of beneficial interest referred to in clause (2) above and (ii) evidence satisfactory to the Agent of the perfection of the Agent's security interest in the assignment of beneficial interest;

                  (4) Evidence of Regulatory Compliance. An original credit application and right of rescission notices, if applicable, credit report, purchase contract containing truth in lending disclosure statement, good faith estimate of settlement costs (if any), and HUD-1 settlement statement, receipt for timeshare documents, privacy act notice, servicing disclosure statement and acknowledgement of representations;

                  (5) Evidence of Consumer Borrower Ownership. Either:

                           (a) a copy of deed to the consumer borrower with
                  evidence of recording in the appropriate recording office, or

                           (b) in the case of a loan secured by an assignment of
                  an Oak N' Spruce Beneficial Interest, a certificate of beneficial interest in favor of the consumer borrower with evidence of recording in the appropriate recording office;

                  (6) Payment Notices. (a) A copy of the notice to consumer borrower that payments shall be made to the Lock Box Agent and (b) an original notice, in form and substance satisfactory to the Agent, to the consumer borrower signed by payee of the note directing that payments be made directly to the Agent or its designee ("NOTICES TO MAKER");

                  (7) Evidence of Authority of Organization. If the consumer borrower or any guarantor or other surety shall be an organization, all resolutions and authorizations to evidence authority to enter into the transaction and that the transaction has been duly authorized;

                  (8) Releases of Prior Interests. If requested by the Agent in connection with each such loan which has at any time been subject to any security interest, pledge or hypothecation for the benefit of any Person, a certification or release by the former secured party in form acceptable to the Agent that such security interest has been released; and

                  (9) Other Documents. Other documents required by the Agent from time to time.

         Requirements. Any law, ordinance, code, order, rule or regulation of any Governmental Authority relating in any way to the acquisition and ownership of any Eligible Project, the construction of any Eligible Project, or the use, occupancy or operation of the Eligible Project following the completion of construction, including, without limitation, the Timeshare Act, and laws, ordinances, rules or regulations relating to timeshares, subdivision control, zoning, building, use and occupancy, fire prevention, health, safety, sanitation, handicapped access, historic preservation and protection, tidelands, wetlands, flood control, access and earth removal, and all Environmental Laws.

         SARA. See Section 6.20(a).

         Section 20 Subsidiary. A Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

         Security Agreement. The Amended and Restated Security Agreement dated as of the Closing Date between the Borrower and the Agent and in form and substance satisfactory to the Banks and the Agent.

         Security Documents. The Security Agreement, the Existing Mortgage Amendments, the Additional Resort Collateral Mortgages, the Assignments of Development Rights, the Lock Box Agreement, the Standby Management Agreement Assignment, the Assignment of Management Agreements, the Stock Pledge Agreement, the estoppel letters identified in Section 10.6 and all other instruments and documents required to be executed or delivered pursuant to any Security Document.

         Senior Lender Advance Schedule. See Section 10.17.

         Servicer. See Section 5.4.

         Servicing Agreement. See Section 5.4.

         Silverleaf Club. Silverleaf Club, a Texas non-profit corporation, a master association to which each Association belongs.

         Silverleaf Finance I, Inc. Stock. All issued and outstanding shares of capital stock of Silverleaf Finance I, Inc., a Delaware corporation, all certificates, instruments or other documents evidencing or representing the same and all dividends and distributions therefrom, including dividends and distributions paid in stock.

         Sovereign. Sovereign Bank, a federally chartered savings bank, in its individual capacity.

         Standby Management Agreement Assignment. The assignment, in form and substance satisfactory to the Required Banks, among the Borrower, the Standby Manager, and the Agent, pursuant to which the Borrower assigns all of its rights under the Standby Management Agreement to the Agent.

         Standby Management Agreement. The agreement, in form and substance satisfactory to the Required Banks, to be dated on or prior to the Closing Date between the Standby Manager and the Borrower pursuant to which the Standby Manager shall (1) monitor the operations of the Borrower and the Silverleaf Club and the Borrower's compliance with the Business Plan, (2) assist the Borrower with the preparation of the reports deliverable to the Banks by the Borrower pursuant to this Agreement, and (3) assume the management of the Eligible Projects upon the occurrence of an Event of Default in accordance with the terms of this Agreement.

         Standby Manager. The Person selected by the Borrower and acceptable to the Required Banks, in their sole discretion, to act as standby manager in accordance with the Standby Management Agreement. Subject to their review and approval of the Standby Management Agreement, in their sole discretion, the Required Banks hereby approve J&J Limited, Inc. as the initial Standby Manager.

         Standby Servicer. The Person selected by the Required Banks to act as standby servicer in accordance with the Standby Servicing Agreement. The current Standby Servicer is Concord Servicing Corporation.

         Standby Servicing Agreement. The Backup Servicing Agreement, dated as of May 9, 2001, among the Borrower, Concord Servicing Corporation, and the Agent, as amended by the First Amendment to Backup Servicing Agreement, in form and substance satisfactory to the Required Banks, dated on or prior to the Closing Date, among the Borrower, Concord Servicing Corporation, pursuant to which agreement, as amended, the Standby Servicer shall provide servicing functions with respect to the Consumer Loan Collateral and the Ineligible Note Portfolio upon the occurrence of an Event of Default.

         Stock Pledge Agreement. The stock pledge agreement, in form and substance satisfactory to the Required Banks, dated the Closing Date, made by the Borrower in favor of the Agent or its collateral agent, for the benefit of the Banks and the Agent, pledging the Silverleaf Finance I, Inc. Stock.

         Subordinated Debt. The New Notes and any other unsecured Indebtedness of the Borrower or any of its Subsidiaries that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by a subordination agreement or by another written instrument containing subordination provisions in form and substance approved by the Required Banks in writing.

         Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         Survey. In relation to each Mortgaged Property, an instrument survey of such Mortgaged Property, which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located, shall show any flood hazard district as established by the Federal Emergency Management Agency or any successor agency or equivalent of any other Governmental Authority and shall show whether such Mortgaged Property is located in any flood plain, flood hazard or wetland protection district established by any Governmental Authority.

         Surveyor Certificate. In relation to each Mortgaged Property for which a Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Agent or the applicable title insurance company may require, such certificate to be satisfactory to the Agent in form and substance.

         Tangible Net Worth. With respect to any Person, the amount calculated in accordance with generally accepted accounting principles as (i) the consolidated net worth of such Person and its consolidated subsidiaries, plus
(ii) to the extent not otherwise included in such consolidated net worth, unsecured subordinated Indebtedness of such Person and its consolidated subsidiaries the terms and conditions of which are reasonably satisfactory to the Required Banks, minus (iii) the consolidated intangibles of such Person and its consolidated subsidiaries, including, without limitation, goodwill, trademarks, tradenames, copyrights, patents, patent applications, licenses and rights in any of the foregoing and other items treated as intangibles in accordance with generally accepted accounting principles.

         Tax Refund. That certain corporate tax refund of the Borrower for the 1998 and 1999 tax years in the estimated amount of $5,000,000.

         Textron. Textron Financial Corporation, a Delaware corporation.

         Textron Documents. The documents listed on SCHEDULE 1.1(b).

         Textron Facility. Those certain credit facilities provided by Textron and certain other lenders to the Borrower pursuant to the documents listed on
SCHEDULE 1.1(b).

         Timeshare Act. With respect to each Eligible Project, the statutes and regulations related to timeshare development and sales in the jurisdiction where such Eligible Project is located.

         Timeshare Instruments. With respect to each Eligible Project, the documents pursuant to which the Eligible Project shall be submitted to a timeshare form of ownership and registered with appropriate Governmental Authorities.

         Timeshare Interest. (a) As defined in the Timeshare Instruments for each Eligible Project, consisting of an undivided interest in a Unit at the Eligible Project as tenant-in-common, together with the right to make use of any and all easements appurtenant thereto, the non-exclusive right to use the common areas and amenities, and the exclusive right to use and occupy any Unit and the common furnishings therein for a use period for which such rights to use have been properly reserved or (b) with respect to Oak N' Spruce Resort, an Oak N' Spruce Beneficial Interest.

         Title Policy. In relation to each Mortgaged Property, an ALTA standard form title insurance policy issued by a title insurance company, acceptable to the Agent (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Borrower or one of its Subsidiaries holds fee simple title to such Mortgaged Property, subject only to the encumbrances permitted by the applicable Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by the applicable Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may require, including but not limited to (i) comprehensive endorsement, (ii) variable rate of interest endorsement, (iii) usury endorsement, (iv) revolving credit endorsement, (v) tie-in endorsement, (vi) doing business endorsement and (vii) ALTA form 3.1 zoning endorsement.

         Total Commitment. The sum of the Commitments of the Banks, as in effect from time to time.

         Tranche A Banks. Sovereign and the other lending institutions listed on
SCHEDULE 1 hereto under the heading "Tranche A Banks" and any Person who becomes an assignee of any rights and obligations of a Tranche A Bank pursuant to
Section 17.

         Tranche A Commitment. With respect to each Tranche A Bank, the amount set forth on SCHEDULE 1 hereto as the amount of such Tranche A Bank's commitment to make Tranche A Loans, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Tranche A Commitment Percentage. With respect to each Tranche A Bank, the percentage set forth in SCHEDULE 1 hereto as such Tranche A Bank's percentage of the aggregate Tranche A Commitments of all of the Tranche A Banks.

         Tranche A Conversion Date. The earlier of (a) March 31, 2004 and (b) two (2) years from the Closing Date, as the same may be extended with the consent of all of the Tranche A Banks as set forth in Section 3.2(a).

         Tranche A Loans. Loans made or to be made by the Tranche A Banks to the Borrower pursuant to Section 2.1(a).

         Tranche A Maturity Date. The earliest of (a) March 30, 2007, (b) five
(5) years from the Closing Date or (c) the weighted average maturity date of the Eligible Consumer Loans pledged as Collateral as of the Tranche A Conversion Date, as determined by the Agent in its reasonable discretion.

         Tranche A Notes. See Section 2.3.

         Tranche A Total Commitment. The sum of the Tranche A Commitments of the Tranche A Banks, as in effect from time to time, which shall not exceed the sum of $48,000,000 minus the Tranche B Total Commitment, as determined on the Closing Date.

         Tranche B Banks. Sovereign and the other lending institutions listed on
SCHEDULE 1 hereto under the heading "Tranche B Banks" and any Person who becomes an assignee of any rights and obligations of a Tranche B Bank pursuant to
Section 17.

         Tranche B Commitment. With respect to each Tranche B Bank, the amount set forth on SCHEDULE 1 hereto as the amount of such Tranche B Bank's commitment to make Tranche B Loans to the Borrower, as the same shall be reduced in accordance with Section 2.2 hereof and may otherwise be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Tranche B Commitment Percentage. With respect to each Tranche B Bank, the percentage set forth on SCHEDULE 1 hereto as such Tranche B Bank's percentage of the aggregate Tranche B Commitments of all of the Tranche B Banks.

         Tranche B Loans. Loans made or to be made by the Tranche B Banks to the Borrower pursuant to Section 2.1(b).

         Tranche B Maturity Date. The earlier of (a) March 30, 2007 and (b) five
(5) years from the Closing Date.

         Tranche B Notes. See Section 2.3.

         Tranche B Total Commitment. The sum of the Tranche B Commitments of the Tranche B Banks, as in effect from time to time, which shall not exceed $11,500,000 (or such lesser amount determined on the Closing Date).

         Unit. Each of the units at one of the Eligible. Projects designated for timeshare interval ownership in the respective Timeshare Instruments.

         Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         Weekly Flash Reports. See Section 7.4(o).

         1.2. RULES OF INTERPRETATION.

         (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

         (b) The singular includes the plural and the plural includes the singular.

         (c) A reference to any law includes any amendment or modification to such law.

         (d) A reference to any Person includes its permitted successors and permitted assigns.

         (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

         (f) The words "include", "includes" and "including" are not limiting.

         (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

         (h) Reference to a particular "Section " refers to that section of this Credit Agreement unless otherwise indicated.

         (i) The words "herein", "hereof', "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

         (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

         (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

         (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Banks merely on account of the Agent's or any Bank's involvement in the preparation of such documents.

                        2. THE REVOLVING CREDIT FACILITY.

         2.1. COMMITMENT TO LEND.

         (a) Tranche A Commitment. Subject to the terms and conditions set forth in this Credit Agreement, each of the Tranche A Banks severally agrees to lend to the Borrower, and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Tranche A Conversion Date, upon notice by the Borrower to the Agent given in accordance with Section 2.5, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Tranche A Commitment then in effect, provided that (i) the sum of the outstanding Tranche A Loans (after giving effect to all amounts requested) shall not at any time exceed the lesser of (A) the Tranche A Total Commitment then in effect and (B) the Borrowing Base and (ii) the sum of the outstanding Tranche A Loans and the outstanding Tranche B Loans (after giving effect to all amounts requested) shall not at any time exceed ninety-five percent (95%) of the Eligible Consumer Loan Amount. Notwithstanding anything herein to the contrary, the Borrower acknowledges, confirms and agrees that it shall not be entitled to receive, nor shall any Bank be required to make, any Tranche A Loan if and to the extent that: (i) the Borrower has failed to substantially adhere to the Business Plan, including the Senior Lender Advance Schedule, as determined by the Required Banks in their sole and absolute discretion; or (ii) the most recent Weekly Flash Report delivered to the Banks in accordance with Section 7.4(n), indicates that the Borrower has in excess of five million dollars ($5,000,000) in Available Cash on Hand. The Tranche A Loans shall be made pro rata in accordance with each Bank's Tranche A Commitment Percentage. Each request for a Tranche A Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in
Section 10 and Section 11, in the case of the initial Tranche A Loan to be made on the Closing Date, and Section 11, in the case of all other Tranche A Loans, have been satisfied on the date of such request.

         (b) Tranche B Commitment. Subject to the terms and conditions set forth in this Credit Agreement, each of the Tranche B Banks severally agrees to lend to the Borrower, and the Borrower may borrow, repay, and reborrow from time to time

(except as otherwise provided below) from the Closing Date up to but not including the Tranche B Maturity Date, upon notice by the Borrower to the Agent given in accordance with Section 2.5, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Tranche B Commitment then in effect, provided that (i) the sum of the outstanding amount of the Tranche B Loans (after giving effect to all amounts requested) shall not at any time exceed the Tranche B Total Commitment then in effect and (ii) the sum of the outstanding Tranche A Loans and the outstanding Tranche B Loans (after giving effect to all amounts requested) shall not at any time exceed ninety-five percent (95%) of the Eligible Consumer Loan Amount. Notwithstanding anything herein to the contrary, the Borrower acknowledges, confirms and agrees that it shall not be entitled to receive, nor shall any Bank be required to make, any Tranche B Loan if and to the extent that: (i) the Borrower has failed to substantially adhere to the Business Plan, including the Senior Lender Advance Schedule, as determined by the Required Banks in their sole and absolute discretion; or (ii) the most recent Weekly Flash Report delivered to the Banks in accordance with Section 7.4(n), indicates that the Borrower has in excess of five million dollars ($5,000,000) in Available Cash on Hand. Other than the initial Tranche B Loans to be made on the Closing Date, the Borrower may not borrow or reborrow any Tranche B Loans prior to the repayment in full of all of the Tranche A Loans and the cancellation, or permanent reduction to zero, of the Tranche A Total Commitment. Notwithstanding anything to the contrary set forth herein, the Borrower may not reborrow any Tranche B Loans made by Liberty Bank or its successors and assigns. The Tranche B Loans shall be made pro rata in accordance with each Bank's Tranche B Commitment Percentage. Each request for a Tranche B Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 10 and Section 11, in the case of the initial Tranche B Loan to be made on the Closing Date, and Section 11, in the case of all other Tranche B Loans, have been satisfied on the date of such request.

         (c) Business Plan. Notwithstanding anything herein to the contrary, the obligation of each Bank to make any Loan under this Agreement shall be subject to and conditioned upon both Heller and the lenders under the Textron Facility each making advances to the Borrower substantially in accordance with the Business Plan, including the Senior Lender Advance Schedule, which the Agent agrees will be determined on a quarterly basis commencing with the quarter beginning on April 1, 2002. The Banks shall have no obligation to make any Loan hereunder to the extent that either the lenders under the Textron Facility or Heller terminates its respective facility or fails to make advances to the Borrower as provided in the Business Plan, including the Senior Lender Advance Schedule, which the Agent agrees will be determined on a quarterly basis commencing with the quarter beginning on April 1, 2002.

         (d) General. The Borrower acknowledges, agrees and confirms that the effectiveness of this Credit Agreement is subject to the satisfaction of the conditions set forth in Section 10 and Section 11 on or before May 31, 2002. Until such time as the Banks determine that the conditions set forth in Section 10 and Section 11 have been satisfied, all of the Borrower's rights shall be governed by and construed in accordance with the terms and conditions of the Original Agreement, as modified by the Forbearance Agreement. If the conditions set forth in Section 10 and Section 11 are not satisfied on or before May 31, 2002, then this Agreement, and the respective rights and obligations of the parties hereto, shall be null and void AB INITIO and of no further force and effect and the respective rights and obligations of the Borrower, the Agent and the Banks shall be governed by the terms and conditions of the Original Agreement, as modified by the Forbearance Agreement.

         (e) Suspension of Loans. If any stay, order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction shall be issued limiting or otherwise materially adversely affecting any Timeshare Interest sales activities, other business operations in respect of the Eligible Projects, or the enforcement of the remedies of the Agent and the Banks hereunder or under the Security Documents, then, in such event, the Agent and the Banks shall have no obligation to make any Loans hereunder: (i) in respect of Eligible Consumer Loans from the sale of Timeshare Interests which are the subject of any stay, order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction until the stay, order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction has been lifted or released to the satisfaction of the Required Banks and (ii) in respect of consumer loans from the sale of Timeshare Interests at any Eligible Project if: (x) the stay, order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction in question has not been lifted or released to the satisfaction of the Required Banks within sixty (60) days of its issuance and (y) there is a reduction in the total number of sales of Timeshare Interests by the Borrower in any Loan Year of more than twenty percent (20%) from the total number of sales of Timeshare Interests in the immediately preceding Loan Year.

         (f) Change in Control. If there shall occur a change, singly or in the aggregate, of more than fifty percent (50%) of the executive management of the Borrower as described in SCHEDULE 2.1(f), the Banks shall have no obligation to make any Loans hereunder, unless within thirty (30) days prior thereto the Borrower provides the Banks with written information setting forth the replacement executive management personnel of the Borrower together with a description of those Persons' experience, ability and reputation, and the Required Banks, acting in good faith, determine that the replacement management personnel's experience, ability and reputation is equal to or greater than that of the Borrower as set forth on SCHEDULE 2.1(f). Notwithstanding the foregoing, the makeup of the Borrower's Board of Directors may be altered in accordance with the Bond Holder Exchange Documents, provided that no more than two (2) of the five (5) positions shall be controlled by the holders of the New Notes.

         (g) Failure to Adhere to Business Plan/Default or Event of Default. The Agent and the Banks shall not be obligated to fund any Loan hereunder if: (i) the Borrower shall fail to substantially adhere to the Business Plan (including the Senior Lender Advance Schedule) as determined by the Required Banks in their sole and absolute discretion or (ii) a Default or Event of Default shall have occurred and be continuing.

         2.2. MANDATORY AUTOMATIC REDUCTION OF TRANCHE B TOTAL COMMITMENT. The Tranche B Total Commitment shall be reduced automatically on a monthly basis as of the first day of each calendar month based on a twenty (20) year amortization schedule to an amount equal to or less than the amount set forth on SCHEDULE
2.2. Upon each such reduction, the Tranche B Commitments of each of the Tranche B Banks shall be reduced pro rata in accordance with its Tranche A Commitment Percentage and the Borrower shall make any prepayments required by Section 3.2(b) hereof. No reduction of the Tranche B Commitments may be reinstated.

         2.3. THE NOTES. The Tranche A Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT B hereto (each a "TRANCHE A NOTE"). The Tranche B Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT C hereto (each a "TRANCHE B Note"). Each of the Tranche A Notes and the Tranche B Notes shall be dated as of the Closing Date and completed with appropriate insertions. One Tranche A Note shall be payable to the order of each Tranche A Bank in a principal amount equal to such Bank's Tranche A Commitment or, if less, the outstanding amount of all Tranche A Loans made by such Bank, plus interest accrued thereon, as set forth below. One Tranche B Note shall be payable to the order of each Tranche B Bank in a principal amount equal to such Bank's Tranche B Commitment or, if less, the outstanding amount of all Tranche B Loans made by such Tranche B Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal on such Bank's Note, an appropriate notation on such Bank's Note Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on such Bank's Note record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Note to make payments of principal of or interest on any Note when due.

         2.4. INTEREST ON LOANS. Except as otherwise provided in Section 4.7,
(a) each Tranche A Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date such Loan is repaid at a rate per annum equal to the Base Rate and (b) each Tranche B Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date such Loan is repaid at the rate of eight percent (8%) per annum. The Borrower promises to pay interest on each Loan monthly in arrears on the first day of each calendar month for the prior calendar month.

         2.5. REQUESTS FOR LOANS. The Borrower shall give to the Agent written notice in the form of EXHIBIT D hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT D hereto) of each Loan requested hereunder (a "LOAN REQUEST") no less than two (2) Business Days prior to the proposed Drawdown Date of any Loan. Each such notice shall specify (i) the principal amount of the Tranche A Loan or Tranche B Loan requested and (ii) the proposed Drawdown Date of such Loan. Each Loan Request for a Tranche A Loan shall be accompanied by a Borrowing Base Certificate. With each Loan Request for a Tranche A Loan, the Borrower shall deliver to the Agent the Required Consumer Loan Documents for the Eligible Consumer Loans to be pledged by the Borrower to the Agent and upon which such Loan Request is based so that the Borrowing Base shall exceed the outstanding amount of all Tranche A Loans (including the Tranche A Loans included in such Loan Request). By submitting a Loan Request, the Borrower shall be deemed to represent and warrant that (i) with respect to a Loan Request for a Tranche A Loan, the information in the most recent Borrowing Base Certificate remains true and accurate as of the date of such Loan Request, (ii) the proceeds of such Loan shall be used by the Borrower in accordance with Section 6.19.1 and the Business Plan, and (iii) that after giving effect to the requested advance, the outstanding principal amount of the Tranche A Loans will not exceed the lesser of the Tranche A Total Commitment and the Borrowing Base and the outstanding principal amount of the Tranche B Loans will not exceed the Tranche B Total Commitment. Promptly upon receipt of any such notice, the Agent shall notify each of the Tranche A Banks and/or Tranche B Banks, as applicable, thereof. Each such notice shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Loan(s) requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $100,000 or an integral multiple thereof. The Borrower shall not submit more frequently than once a calendar week a Loan Request for a Tranche A Loan.

         2.6.  FUNDS FOR LOANS.

                  2.6.1. FUNDING PROCEDURES. Subject to the terms and conditions set forth herein (including receipt by each Bank of a Loan Request within the time period specified in Section 2.5), not later than 1:00 p.m. (Providence, Rhode Island time) on the proposed Drawdown Date of any Loans, each of the Tranche A Banks and/or Tranche B Banks, as applicable, will make available to the Agent, at the Agent's Office, in immediately available funds, the amount of such Bank's Tranche A Commitment Percentage and/or Tranche B Commitment Percentage, as applicable, of the amount of the requested Loans. Upon receipt from each such Bank of such amount, and upon receipt of the documents required by Sections 10 and 11 and the satisfaction of the other conditions set forth herein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its applicable Commitment Percentage of the requested Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's applicable Commitment Percentage of any requested Loans.

                  2.6.2. ADVANCES BY AGENT. The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's applicable Commitment Percentage of the Loans to be made on such

         Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times
         (ii) the amount of such Bank's applicable Commitment Percentage of such Loans, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date (or such later date which is two Business Days after such Bank received the Loan Request for such Loan) to the date on which the amount of such Bank's applicable Commitment Percentage of such Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's applicable Commitment Percentage of such Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Loans made on such Drawdown Date.

         2.7. CHANGE IN BORROWING BASE; INELIGIBLE CONSUMER LOANS. (a) The Borrowing Base shall be determined weekly (or at such other intervals as may be specified pursuant to Section 7.4(f)) by the Agent by reference to the Borrowing Base Certificate delivered to the Banks and the Agent pursuant to Section 7.4(f) and other information obtained by or provided to the Agent or any of the Banks. The Agent shall give to the Borrower written notice of any change in the Borrowing Base determined by the Required Banks. In the case of any change in the general criteria for Eligible Consumer Loans, such notice shall be effective upon its receipt by the Borrower. Prior to the time that such notice becomes effective, the Borrowing Base shall be computed as it would have been computed in the absence of such notice.

         (b) If any consumer loan pledged as Consumer Loan Collateral shall subsequent to the pledge under the Security Agreement no longer qualify as an Eligible Consumer Loan, such consumer loan shall be excluded from the Borrowing Base, and the Borrower (i) shall replace such consumer loan with an Eligible Consumer Loan that provides the same amount of credit to the Borrowing Base,
(ii) shall reduce the amount of outstanding Tranche A Loans (if necessary) so that the total amount of Tranche A Loans outstanding shall not exceed the Borrowing Base, or (iii) if the Borrower is unable to replace such consumer loan with an Eligible Consumer Loan or reduce the Tranche A Loan, and the Required Banks give their prior written consent, may replace such consumer loan with a consumer loan that does not satisfy the criteria for being classified as an Eligible Consumer Loan. In the event that any Eligible Consumer Loan becomes available thereafter, the Borrower shall promptly substitute such Eligible Consumer Loan for the ineligible consumer loan pledged to the Agent.

         2.8. REPAYMENTS OF LOANS PRIOR TO EVENT OF DEFAULT.

                  2.8.1. CREDIT FOR FUNDS RECEIVED IN BORROWER'S ACCOUNT. Prior to the occurrence of an Event of Default as to which the account officers of the Agent active upon the Borrower's account have actual knowledge, (i) all funds and cash proceeds in the form of money, checks and like items received in the Borrower's Account as contemplated by
         Section 7.18 shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, may, in the Agent's discretion, be credited on a provisional basis until final receipt of good collected funds, and applied as contemplated by Section 2.8.2,
         (ii) all funds and cash proceeds in the form of a wire transfer received in the Borrower's Account as contemplated by Section 7.18 shall be credited on the same Business Day as the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by Section 2.8.2, and (iii) all funds and cash proceeds in the form of an automated clearing house transfer received in the Borrower's Account as contemplated by Section 7.18 shall be credited, on the next Business Day following the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by Section 2.8.2. For purposes of the foregoing provisions of this Section 2.8.1, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Providence, Rhode Island time) on such day. The Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

                  2.8.2. APPLICATION OF PAYMENTS PRIOR TO EVENT OF DEFAULT.

                  (a) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrower's account have knowledge, and except as otherwise provided in Section 2.8.2(b) and
         (c), all funds transferred to the Borrower's Account and for which the Borrower has received credits shall be applied to the Obligations once each calendar week as follows:

                           (i) first, to pay the fees, expenses, costs, and any
                  past due amounts (other than principal and interest on any Loans) due and payable by the Borrower to the Agent or any Bank;

                           (ii) second, to pay interest then due and payable on
                  the Tranche A Loans, interest then due and payable on the Tranche B Loans, and any other Obligations then due and payable (other than the principal of the Loans);

                           (iii) third, to make any unpaid principal payments
                  due with respect to the Tranche B Loans under Section 2.2;

                           (iv) fourth, to reduce the principal of the Tranche A
                  Loans;

                           (v) fifth, to reduce the principal of the Tranche B
                  Loans pro rata based upon the respective Tranche A Commitment Percentages of the Banks; and

                           (vi) sixth, to reduce any remaining principal of the
                  Tranche B Loans.

                  (b) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrower's account have knowledge, any funds in the Borrower's Account constituting (1) the Net Cash Proceeds of the sale or other disposition of any of the Additional Resort Collateral or (2) insurance proceeds in respect of damaged or destroyed Additional Resort Collateral that are not applied to repair or replacement in accordance with Section 7.7, proceeds of title insurance and condemnation proceeds respect to any of the Additional Resort Collateral shall be applied to the Obligations as follows:

                           (i) first, to pay the fees, expenses, costs and any
                  past due amounts (other than principal and interest on any Loans) due and payable by the Borrower to the Agent or any Bank;

                           (ii) second, to pay interest then due and payable on
                  the Tranche A Loans, interest then due and payable on the Tranche B Loans, and any other Obligations then due and payable (other than the principal of the Loans);

                           (iii) third, to reduce the principal of the Tranche B
                  Loans pro rata based upon the respective Tranche A Commitment Percentages of the Banks;

                           (iv) fourth, to reduce any remaining principal of the
                  Tranche B Loans; and

                           (v) fifth, to reduce the principal of the Tranche A
                  Loans.

                  (c) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrower's account have knowledge, any funds in the Borrower's Account constituting (1) the Net Cash Proceeds of the sale or other disposition of any of the Existing Mortgaged Properties or (2) insurance proceeds in respect of damaged or destroyed Existing Mortgaged Property that are not applied to repair or replacement in accordance with Section 7.7, proceeds of title insurance and condemnation proceeds respect to any of the Existing Mortgaged Properties shall be applied to the Obligations as follows:

                           (i) first, to pay the fees, expenses, and any past
                  due amounts (other than principal and interest on any Loans) due and payable by the Borrower to Sovereign;

                           (ii) second, to pay interest then due and payable on
                  the Tranche B Loans of Sovereign, interest then due and payable on the Tranche A Loans of Sovereign, and any other Obligations then due and payable to Sovereign (other than the principal of the Loans);

                           (iii) third, to reduce the principal of the Tranche B
                  Loans of Sovereign;

                           (iv) fourth, to reduce the principal of the Tranche A
                  Loans of Sovereign;

                           (v) fifth, to pay interest then due and payable on
                  the Tranche B Loans of the Tranche B Banks (other than Sovereign), interest then due and payable on the Tranche A Loans of the Tranche A Banks (other than Sovereign), and any other Obligations then due and payable (other than the principal of the Loans) to the Banks (other than Sovereign); and

                           (vi) sixth, to reduce the principal of the Tranche B
                  Loans of the Tranche B Banks (other than Sovereign) and then to reduce the principal of the Tranche A Loans of the Tranche A Banks (other than Sovereign).

                  (d) Except as otherwise provided in Section 2.8.2(a), (b), or
         (c), all prepayments of the Loans pursuant to this Section 2.8.2 shall be allocated among the Banks making such Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

         2.9. REPAYMENTS OF LOANS AFTER EVENT OF DEFAULT. Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrower's account have knowledge, all funds transferred to the Borrower's Account and for which the Borrower has received credits shall be applied to the Obligations in accordance with Section 12.5.

                           3. REPAYMENT OF THE LOANS.

         3.1. MATURITY.

         (a) Tranche A Maturity Date. The Borrower promises to pay on the Tranche A Maturity Date, and there shall become absolutely due and payable on the Tranche A Maturity Date, all of the Tranche A Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         (b) Tranche B Maturity Date. The Borrower promises to pay on the Tranche B Maturity Date, and there shall become absolutely due and payable on the Tranche B Maturity Date, all of the Tranche B Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         3.2. MANDATORY REPAYMENTS OF LOANS.

         (a) Scheduled Payments of Tranche A Loans. Not later than December 31, 2004, the Borrower may request in writing to the Agent and the Tranche A Banks that the Tranche A Conversion Date be extended. If the Agent and each of the Tranche A Banks, in their sole discretion, consent to such request, the Tranche A Conversion Date shall be extended for such period as determined by the Agent and the Tranche A Banks. Effective upon the occurrence of the Tranche A Conversion Date, the Tranche A Commitments shall terminate and the Borrower shall pay the outstanding principal amount of the Tranche A Loans by applying thereto the proceeds from the Consumer Loan Collateral in accordance with Sections 2.8 and 2.9, with a final payment on the Tranche A Maturity Date in an amount equal to the unpaid balance of the Tranche A Loans. Notwithstanding anything herein to the contrary, the Borrower agrees that on and after the Tranche A Conversion Date, the outstanding principal balance of the Tranche A Loans shall be reduced in substantial accordance with the Business Plan. Absent a Default or an Event of Default, following the Tranche A Conversion Date, all payments of principal and interest on the Consumer Loan Collateral shall continue to be paid to the Agent for the pro rata benefit of the Banks and the Agent, and the Agent shall apply such payments as set forth in Section 2.8.2(a) to satisfy the Borrower's obligations under this Section 3.2(a).

         (b) Overadvances. If at any time the sum of the outstanding amount of the Tranche A Loans exceeds the Tranche A Total Commitment then in effect, then the Borrower shall immediately pay the amount of such excess to the Agent for application to the Tranche A Loans. In the event that the aggregate outstanding Tranche A Loans at any time exceed the Borrowing Base or the outstanding Tranche A Loans and Tranche B Loans exceed 95% of the Eligible Consumer Loan Amount, the Borrower (i) shall pay the amount of such excess to the Agent for application to the outstanding Tranche A Loans, (ii) shall pledge sufficient Eligible Consumer Loans to increase the Borrowing Base to equal or exceed the outstanding principal amount of the Tranche A Loans, or (iii) if the Borrower is unable to pay such excess or pledge additional Eligible Consumer Loans, and the Required Banks give their prior written consent, may deliver to the Agent consumer loans that do not satisfy the criteria for being classified as Eligible Consumer Loans. If at any time the sum of the outstanding amount of the Tranche B Loans exceeds the Tranche B Total Commitment then in effect, then the Borrower shall immediately pay the amount of such excess to the Agent for application to the Tranche B Loans.

         (c) Mandatory Tranche B Fund Up Prepayment. If and to the extent that:
(i) at the end of each calendar quarter during the first two (2) years following the Closing Date, commencing with the quarter beginning on April 1, 2002 (x) the outstanding principal balance of all Tranche A Loans is less than seventy percent

(70%) of the then Eligible Consumer Loan Amount (such difference being hereinafter referred to as an "AVAILABLE FUND-UP Amount") and (y) provided the Borrower has Available Cash on Hand of five million dollars ($5,000,000) or more as indicated in the most recent Weekly Flash Report or (ii) at the end of the calendar quarter commencing April 1, 2004, if the Tranche A Conversion Date has not yet occurred, (x) the outstanding principal balance of all Tranche A Loans is less than seventy-five percent (75%) of the then Eligible Consumer Loan Amount (such difference also being referred to as an "AVAILABLE FUND-UP AMOUNT") and (y) provided the Borrower has Available Cash on Hand of five million dollars ($5,000,000) or more as indicated in the most recent Weekly Flash Report, then the Borrower agrees that the Agent may, on the last Business Day of each such calendar quarter, make a Tranche A Loan in an amount equal to such Available Fund Up Amount and apply such Tranche A Loan to the repayment of the outstanding Tranche B Loans as follows: (i) first, to pay interest then due and payable on the Tranche B Loans and the Tranche A Loans and (ii) second, to reduce the principal of the Tranche B Loans pro rata based on the respective Tranche A Commitment Percentages of the Banks until such time as the Tranche B Loans are paid in full. Any such reduction of the Tranche B Loans shall permanently reduce the Tranche B Commitments by a corresponding amount.

         (d) Further Quarterly Payments. If, at the end of any calendar quarter commencing the quarter beginning on April 1, 2002, the Borrower has Available Cash on Hand exceeding five million dollars ($5,000,000), as indicated in the most recent Weekly Flash Report (the "ADDITIONAL AVAILABLE AMOUNT"), then the Borrower agrees to repay the Loans in an amount equal to such Additional Available Amount and such amount will be applied as follows: (i) first, to pay interest then due and payable on the Tranche B Loans and the Tranche A Loans,
(iii) second, to reduce the principal of the Tranche B Loans pro rata based upon the respective Tranche A Commitment Percentages of the Banks until such time as the Tranche B Loans are paid in full, and (iii) third, to reduce the principal of the Tranche A Loans. Any such reduction of the Tranche B Loans shall permanently reduce the Tranche B Commitments by a corresponding amount.

         3.3. OPTIONAL REPAYMENTS OF LOANS. The Borrower shall have the right, at its election, to repay the outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium. The Borrower shall give the Agent, no later than 10:00 a.m., Providence, Rhode Island time, at least three (3) Business Days prior written notice, of any proposed repayment pursuant to this
Section 3.3 of Loans, specifying the proposed date of payment of Loans and the principal amount to be paid. Each such partial prepayment of the Loans shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal repaid to the date of payment and shall be applied first to the outstanding Tranche B Loans and, after the outstanding Tranche B Loans have been repaid in full, then to the outstanding Tranche A Loans. No Tranche B Loans so repaid may be reborrowed. Each partial prepayment shall be allocated among the applicable Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Tranche A Note or Tranche B Note, as applicable, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                         4. CERTAIN GENERAL PROVISIONS.

         4.1. FUNDS FOR PAYMENTS.

                  4.1.1. PAYMENTS TO AGENT. All payments of principal, interest, and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Agent in Dollars, for the respective accounts of the applicable Banks and the Agent, at the Agent's Office or at such other place that the Agent may from time to time designate, in each case at or about 11:00 a.m. (Providence, Rhode Island, time or other local time at the place of payment) and in immediately available funds.

                  4.1.2. NO OFFSET, ETC. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the applicable Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the applicable Banks or the Agent to receive the same net amount which such Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

         4.2. COMPUTATIONS. All computations of interest on the Loans shall be based on a 360-day year and paid for the actual number of days elapsed. Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Agent or such Bank shall notify the Borrower to the contrary.

         4.3. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, such Bank's Tranche A Commitment or Tranche B Commitment or any of the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or

                  (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any of the Loans, such Bank's Tranche A Commitment or Tranche B Commitment, or any class of loans or commitments of which any of the Loans or such Bank's Tranche A Commitment or Tranche B Commitment forms a part, and the result of any of the foregoing is

                           (i) to increase the cost to any Bank of making,
                  funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Tranche A Commitment or Tranche B Commitment, or

                           (ii) to reduce the amount of principal, interest, or
                  other amount payable to such Bank or the Agent hereunder on account of such Bank's Tranche A Commitment or Tranche B Commitment or any of the Loans, or

                           (iii) to require such Bank or the Agent to make any
                  payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum.

         4.4. CAPITAL ADEQUACY. If after the date hereof any Bank or the Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Bank or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Agent of a certificate in accordance with Section 4.5 hereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

         4.5. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 4.3 or 4.4 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

         4.6. INDEMNITY. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of default by the Borrower in making a borrowing after the Borrower has given (or is deemed to have given) a Loan Request.

         4.7. INTEREST AFTER DEFAULT.

                  4.7.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Tranche A Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to four percent (4%) above the Base Rate until such amount shall be paid in full (after as well as before judgment). Overdue principal and (to the extent permitted by applicable law) interest on the Tranche B Loans shall bear interest compounded monthly and payable on demand at a rate per annum equal to four percent (4%) above the interest rate applicable to the Tranche B Loans pursuant to Section 2.4 until such amounts shall be paid in full (after as well as before judgment).

                  4.7.2. AMOUNTS NOT OVERDUE. During the continuance of a Default or an Event of Default, the principal of the Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Required Banks pursuant to Section 24, bear interest at a rate per annum equal to four percent (4%) above the rate of interest otherwise applicable to such Loans pursuant to Section 2.4. Any installment or payment due hereunder which shall be received by the Agent more than ten (10) days after its due date shall be subject to an additional charge of five percent (5%) per annum on the amount so overdue (but in not event higher than the maximum allowed by applicable law).

       5. SECURITY; SERVICING AGREEMENT; LOCK BOX AGREEMENT AND COLLATERAL
                              CUSTODIAN AGREEMENT.

         5.1. COLLATERAL. Pursuant to the Security Documents, the Obligations shall be secured by a perfected security interest in the Collateral with the priority set forth in the applicable Security Documents (subject only to Permitted Liens entitled to priority under applicable law).

         5.2. LOCK BOX AGREEMENT. Pursuant to the Initial Lockbox Agreement, Chase shall receive in the lock box identified therein all payments on loans constituting Consumer Loan Collateral and other consumer loans pledged to the Agent (other than the Ineligible Note Portfolio) in the ordinary course of business. By June 30, 2002, the Borrower and the Agent shall have entered into a replacement lockbox agreement, in form and substance satisfactory to the Required Banks (the "REPLACEMENT LOCKBOX AGREEMENT"), pursuant to which Sovereign shall replace Chase as the lock box agent. By September 30, 2002, the Borrower shall have delivered to each of the consumer borrowers of an Eligible Consumer Loan included in the calculation of the Eligible Consumer Loan Amount as of such date a notice, in form and substance satisfactory to the Agent, instructing such consumer borrower to remit payments in respect of its Eligible Consumer Loan directly to the Lock Box with Sovereign. Following such replacement, the Initial Lockbox Agreement shall remain in effect for a transitional period satisfactory to the Required Banks. Chase or Sovereign, to the extent then the effective lockbox agent, shall deposit to the Borrower's Account all payments collected with respect to the Consumer Loan Collateral and other consumer loans pledged to the Agent (other than the Ineligible Note Portfolio) on each Business Day. All amounts deposited by Chase or, in its capacity solely as the lockbox agent, Sovereign in the Borrower's Account shall be applied by the Agent on a weekly basis as provided in Section 2.8 or Section 2.9, as the case may be.

         5.3. COLLATERAL CUSTODIAL. Pursuant to the Custodial Agreement, dated as of August 11, 2002, as amended by the First Amendment to Custodial Agreement date on or prior to the date hereof, among the Agent, the Borrower and the Collateral Custodian (as so amended, the "COLLATERAL CUSTODIAL AGREEMENT"), the

Collateral Custodian shall hold, as collateral agent for the Agent, all of the Consumer Loan Collateral (including the Required Consumer Loan Documents).

         5.4. SERVICING AGREEMENT. Pursuant to the Amended and Restated Servicing Agreement, of even date herewith (the "SERVICING AGREEMENT") among the Borrower, the Agent and the Borrower, as servicer (the "SERVICER"), the Servicer shall service and administer loans constituting Consumer Loan Collateral in the ordinary course of business. The Servicer shall administer all amounts due to the Borrower with respect to the Consumer Loan Collateral and shall direct payment to the Lock Box of all amounts to be collected with respect to the Consumer Loan Collateral. All amounts directed by the Servicer to the Lock Box shall be transferred to the Borrower's Account as set forth in Section 5.2 and applied by the Agent as set forth in Section 2.8 or Section 2.9, as the case may be. The Servicer shall provide to the Agent such reports and perform such other functions as the Agent shall require. Following an Event of Default or for other good cause, the Agent shall be entitled to establish a substitute servicing arrangement with a servicer acceptable to the Required Banks at any time.

         5.5. COLLATERAL PROCEDURES. The Borrower shall deliver to the Agent the Required Consumer Loan Documents from time to time to such locations and in such manner acceptable to the Agent as the Agent shall reasonably determine. The Borrower shall take any actions required by the Agent to obtain the release of any lien or security interest in favor of any party other than the Agent in any Consumer Loan Collateral. The Borrower shall pay to the Agent all custodial costs incurred, as determined by the Agent. With the prior consent of the Agent in each instance, in its sole discretion, the Borrower shall be entitled to effect delivery to the Agent by delivery to the Collateral Custodian or a successor custodian approved by the Agent. All consumer loans delivered by the Borrower to the Agent or the Collateral Custodian shall be accompanied by the Required Consumer Loan Documents, and the Borrower shall be deemed to represent and warrant in connection with all such loans delivered to the Agent or the Collateral Custodian that the certifications required to be included in the Consumer Loan Cover Sheet are true even if no such cover sheet shall be delivered by the Borrower. The Borrower shall promptly deliver to the Agent or the Collateral Custodian any additional documents related to any Consumer Loan Collateral which the Borrower acquires after delivery to the Agent or the Collateral Custodian of the Required Consumer Loan Documents.

         5.6. ELIGIBLE PROJECTS.

         (a) Proposed Additional Projects. The Borrower may propose additional projects to be included as Eligible Projects. The Agent shall conduct such review of such projects as the Agent shall deem appropriate, including, without limitation, review of all timeshare instruments, consumer loan documents, real estate documents, amenities agreements, management contracts, marketing contracts, and other documentation related to such project. The Agent, with the consent of all of the Banks, shall be entitled to approve or not approve such proposed project as an Eligible Project.

         (b) Acceptance of Additional Projects. Upon the approval by all of the Banks of a proposed project as an Eligible Project, EXHIBIT E shall be deemed amended to include such project and the Agent shall circulate a revised EXHIBIT E containing such additional projects to the Banks. The Borrower shall take such other action as the Banks shall require in connection with such project, including, without limitation, the subordination of any applicable management and marketing fees, the delivery of an opinion from local counsel in the jurisdiction where such project is located, or any other action as the Agent shall require. Upon the inclusion of an additional project as an Eligible Project, all representations, warranties and covenants of the Borrower with regard to the Eligible Projects in the Loan Documents shall be deemed amended to refer to the additional Eligible Project.

         5.7. SECURITY INTERESTS IN ALL CONSUMER LOAN COLLATERAL AND OTHER CONSUMER LOANS. The Agent shall have a first-priority perfected security interest in the Consumer Loan Collateral and a second-priority security interest in any loans pledged by the Borrower to Heller or Textron and included in Heller's or Textron's borrowing bases, perfected to the extent set forth in the Intercreditor Agreement. Notwithstanding that the Banks are obligated, subject to the conditions of the Loan Documents, to make Tranche A Loans only in respect of Eligible Consumer Loans pledged to the Agent from and after the Closing Date, the Agent, for the benefit of the Banks, shall have a continuing security interest in all of the Consumer Loan Collateral, all consumer loans constituting part of the Ineligible Note Portfolio and any consumer loans pledged to Heller or Textron and the Agent may, on behalf of the Banks, collect all payments made under or in respect of all such Consumer Loan Collateral, including, without limitation, Eligible Consumer Loans that are or may become ineligible, until any of the same may be released by Agent, if at all, pursuant to Section 8.1 or the Security Agreement. The Agent shall have a security interest in the Ineligible Note Portfolio perfected by the filing of Uniform Commercial Code financing statements in accordance with the terms of the Intercreditor Agreement. Notwithstanding anything heretofore to the contrary, unless and until an Event of Default shall occur, the Borrower, as agent for and on behalf of the Agent, Heller and Textron, will retain possession of and collect all payments under or in respect of all consumer loans in the Ineligible Note Portfolio, subject to the terms of the Intercreditor Agreement. By executing this Agreement, the Borrower acknowledges and agrees that it is holding the consumer loans constituting the Ineligible Note Portfolio as bailee and agent for the Agent. The Borrower shall hold and designate such consumer loans and the mortgages or deeds of trust related thereto in a manner that clearly indicates that they are being held by the Borrower as bailee on behalf of the Agent. Upon the occurrence of an Event of Default, the Borrower shall promptly deliver to Textron, as agent for the Banks, Heller and itself, pursuant to the terms of the Intercreditor Agreement, all original consumer loans comprising the Ineligible Note Portfolio, and the related mortgages and deeds of trust. Upon the occurrence of an Event of Default, Textron, in such capacity as agent, shall have the right to collect all proceeds therefrom for application in accordance with the terms of the Intercreditor Agreement. The Borrower further acknowledges and agrees that upon repayment in full of the Heller Facility or the Textron Facility, the Agent's security interest in the collateral securing such facilities shall automatically become a first priority security interest for the Obligations and the Borrower shall take such steps as the Agent may request to deliver such collateral to the Agent and to confirm the Agent's first priority security interest therein.

         5.8. RELEASE OF CERTAIN COLLATERAL. Upon the Borrower's repayment in full of all Obligations under and in respect of the Tranche B Loans, the Agent shall release its security interest in and mortgage on the Existing Mortgaged Property, the Additional Resort Collateral, and the Silverleaf Finance I, Inc. Stock; provided that (i) no Default or Event of Default shall exist and (ii) Heller and Textron shall be releasing simultaneously their interest, if any, in such Collateral.

                       6. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Banks and the Agent as follows:

         6.1. CORPORATE AUTHORITY.

                  6.1.1. INCORPORATION; GOOD STANDING. Each of the Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas (in the case of the Borrower) or its state of incorporation (in the case of its Subsidiaries), (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary. The Borrower's tax identification number is 75-2259890.

                  6.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

                  6.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         6.2. APPROVALS. The execution, delivery and performance by the Borrower or any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority, any shareholders, directors, bondholders, or any other Person, other than those already obtained.

         6.3. ASSOCIATIONS. Each Association is a corporation or unincorporated association duly organized, validly existing and in good standing under the laws of the jurisdiction where the respective Eligible Project is located. Each Association at the following Eligible Projects is a member of the Silverleaf
Club: Holly Lake Resort, Piney Shores Resort, The Villages (including Lake O' The Woods), Hill Country Resort, Seaside Resort, Ozark Mountain Resort, Holiday Hills Resort, Timber Creek Resort, Fox River Resort, Oak N' Spruce Resort, and Apple Mountain Resort. Each of the Associations and the Silverleaf Club has the power and authority to own and operate its property, perform its obligations under the Timeshare Instruments, and conduct its business as it is now being conducted or as proposed to be conducted. Each Association has the authority to levy annual assessments to cover the costs of maintaining and operating the respective Eligible Project. Any lien for unpaid assessments in favor of any Association or the Silverleaf Club shall at all times be subordinate to any lien securing an Eligible Consumer Loan and to any lien in favor of the Agent or any Bank.

         6.4. TITLE TO PROPERTIES; LEASES. Except as indicated on SCHEDULE 8.2 hereto, the Borrower has good and marketable title to the Collateral, subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances, except Permitted Liens.

         6.5. ASSIGNABILITY. Each Required Consumer Loan Document delivered and/or assigned to the Agent (or the Collateral Custodian, as agent of the Agent) in connection with each loan pledged as Consumer Loan Collateral contains no prohibitions on assignment (other than prohibitions which have been waived with all necessary consents obtained), and upon the exercise of the Agent's or any Bank's rights as secured party, the Agent or such Bank shall be entitled to the same benefits pursuant to each such document as the Borrower is entitled.

         6.6. FINANCIAL STATEMENTS AND BUSINESS CONDITION.

                  6.6.1. FISCAL YEAR. The Borrower and each of its Subsidiaries has a fiscal year which is the twelve months ending on December 31 of each calendar year.

                  6.6.2. FINANCIAL STATEMENTS. The Weekly Flash Reports, the Monthly Financial Reports for the first ten (10) months of the calendar year 2001 and the Alternative Financial Models dated December 4, 2001 are, to the best of Borrower's knowledge, accurate and fairly represent the financial condition of the Borrower for the periods in question, subject to the written qualifications set forth therein, including the fact that such statements and reports are preliminary and subject to completion of the audit thereof and that the Borrower anticipates adjustments thereto which may significantly affect the results thereof, including an estimated reduction in shareholder equity of $63,000,000. To the best of Borrower's knowledge, there are no material liabilities, direct or indirect, fixed or contingent, of the Borrower, except as disclosed to the Banks in writing.

         6.7. NO MATERIAL CHANGES, ETC. Prior to the Banks' receipt and approval of the Borrower's financial statements for the fiscal year ended on December 31, 2001, except as otherwise disclosed by the Borrower to the Banks in writing, and subject to the qualifications set forth in Section 6.6.2, since September 30, 2001, there has occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 2001, or the consolidated statement of income as of such date, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower or any of its Subsidiaries. Following the Banks' receipt and approval of the Borrower's financial statements for the fiscal year ended on December 31, 2001, there has occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2001, or the consolidated statement of income as of such date, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower or any of its Subsidiaries.

         Since September 30, 2001, the Borrower has not made any Distribution.

         6.8. OPERATION OF BUSINESS. Each of the Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted and as presently proposed to be conducted without known conflict with any rights of others. The Borrower's buildings and the operation of the Borrower's business and the Eligible Projects comply with all zoning, environmental, public health and safety, banking, securities, lending and other similar laws and regulations and all other Requirements.

         6.9. LITIGATION. Except as set forth on SCHEDULE 6.9, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower or any of its Subsidiaries or materially impair the right of the Borrower or any of its Subsidiaries, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         6.10. NO MATERIALLY ADVERSE CONTRACTS, ETC.; NO DEFAULTS. Neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of the Borrower or any of its Subsidiaries. Except for the Specified Events of Default (as defined in the Forbearance Agreement) during the term of the Forbearance Agreement, the Borrower has no knowledge of any Default or Event of Default not disclosed to the Banks in writing. Except for the specified events of default under the forbearance agreement between the Borrower and Heller and the forbearance agreement among the Borrower, Textron and the other lenders party thereto, all of which shall be waived by Textron and Heller on or prior to the Closing Date, the Borrower has no knowledge of any default or event of default under the Heller Documents or the Textron Documents, except as disclosed to the Banks in writing, and neither Heller nor Textron has accelerated any loan obligation of the Borrower on account of any such specified default or event of default. Except for the Specified Events of Default or as disclosed in SCHEDULE 6.10, to the best of the Borrower's knowledge, the Borrower is not in default of any material indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound or affected.

         6.11. COMPLIANCE WITH OTHER INSTRUMENTS. LAWS, ETC. Neither the Borrower nor any of its Subsidiaries is in violation of (a) any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower or any of its Subsidiaries or (b) any decree, order, judgment, statute, license, rule or regulation or other Requirement.

         6.12. TAX STATUS. The Borrower and its Subsidiaries (i) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

         6.13. NO EVENT OF DEFAULT. Taking into consideration the waiver set forth in Section 29, from and after the Closing Date, no Default or Event of Default has occurred and is continuing under this Credit Agreement.

         6.14. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         6.15. ABSENCE OF FINANCING STATEMENTS ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any of the Collateral or the Borrower's rights thereto.

         6.16. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

         6.17. CERTAIN TRANSACTIONS. None of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         6.18. EMPLOYEE BENEFIT PLANS.

         Neither the Borrower nor any of its ERISA Affiliates has any Employee Benefit Plans, Guaranteed Pension Plans or Multiemployer Plans. No liability to the PBGC has been incurred by the Borrower or any ERISA Affiliate.

         6.19. USE OF PROCEEDS.

                  6.19.1. GENERAL. The proceeds of the Loans shall be used solely for working capital and general corporate purposes in accordance with the Business Plan.

                  6.19.2. REGULATIONS U AND X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

                  6.19.3. INELIGIBLE SECURITIES. No portion of the proceeds of any Loans is to be used for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary.

         6.20. ENVIRONMENTAL COMPLIANCE. The Borrower has taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

                  (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "ENVIRONMENTAL LAWS"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower or any of its Subsidiaries;

                  (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R.
         Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("HAZARDOUS SUBSTANCES") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

                  (c) except as set forth on SCHEDULE 6.20 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

                  (d) None of the Borrower and its Subsidiaries, any Mortgaged Property or any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

         6.21. SUBSIDIARIES, ETC. SCHEDULE 6.21(a) contains a list of all of the Borrower's Subsidiaries and the percentage of issued and outstanding shares of each class of capital stock or equivalent issued by or owned by the Borrower. None of the Borrower's Subsidiaries has any ownership or security interest in the Collateral.

Except as set forth on SCHEDULE 6.21(b) hereto, (a) neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person and (b) no Subsidiary has any material assets or material income.

         6.22. DISCLOSURE. No information, exhibit or written report or the content of any schedule furnished by or on behalf of the Borrower to the Agent or any Bank in connection with any Loan or Eligible Project contains any material misstatement of fact or omits the statement of a material fact necessary to make the statement contained herein or therein not misleading. The Borrower knows of no fact or condition which will prevent the sale of Timeshare Interests to consumer borrowers or prevent the operation of the Eligible Projects in accordance with the Timeshare Documents, related public offering statements, and applicable law, or prevent the Borrower from performing its Obligations pursuant to the Loan Documents. The Business Plan furnished to the Banks in accordance with Section 10.17 is based on assumptions that the Borrower believes are reasonable.

         6.23. THE PROJECTS AND THE ADDITIONAL RESORT COLLATERAL. Each Eligible Project and Additional Resort Collateral has adequate access from a publicly dedicated street, and is constructed and operated in compliance with all applicable laws and regulations, served by utilities necessary for its intended use, and, with respect to the Eligible Projects only, furnished and equipped and ready for occupancy. All amenities for each Eligible Project which have been offered to purchasers of Timeshare Interests or referred to in any offering materials are available to consumer borrowers. Each Timeshare Instrument for each Eligible Project has been recorded in the real property records where such project is located and otherwise filed in accordance with all applicable laws and regulations.

         6.24. SALE OF TIMESHARE INTERESTS. The marketing, sale, offering for sale, rental solicitation of purchasers and financing of Timeshare Interests:
(a) will not constitute the sale, or the offering for sale, of securities subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law applicable to such sale or offer for sale;
(b) will not violate any Timeshare Act, or any land sales or consumer protection law, statute or regulation of the State of Texas or any other state or jurisdiction in which sales or solicitation activities occur or any Eligible Project is located; and (c) will not violate any consumer credit or usury statute of the State of Texas or any other state or jurisdiction in which sales or solicitation activities occur or any Eligible Project is located. All marketing and sales activities have been performed by Borrower's employees or by independent contractors or agents of the Borrower, all of whom are properly licensed in accordance with applicable laws. There have been no misrepresentations made by the Borrower or any of its employees or selling agents with respect to any matter relating to any Eligible Project or the sale or financing of Timeshare Interests.

         6.25. TANGIBLE PROPERTY. The machinery, equipment, fixtures, tools and supplies used in connection with each Eligible Project and Additional Resort Collateral, including, without limitation, with respect to the operations and maintenance of the common areas, are owned or leased either by the Borrower, Silverleaf Club or the respective Association.

         6.26. REAL PROPERTY TAXES: SPECIAL ASSESSMENTS. Each portion of the Real Estate constituting real property consists of a single tax lot. No portion of said lots covers property other than the Real Estate in question and no portion of the land in question lies in any other tax lot. There are no unpaid or outstanding real estate or other taxes or assessments on or against any Eligible Project, any Real Estate or any part thereof which are payable by the Borrower (except real estate taxes not yet due and payable). The Borrower has delivered to the Agent true and correct copies of real estate tax bills for each Eligible Project and the Real Estate for the past fiscal tax year. No abatement proceedings are pending with reference to any real estate taxes assessed against the Real Estate. There are no betterment assessments or other special assessments presently pending with respect to any part of any Eligible Project or the Real Estate and the Borrower has received no notice of any such special assessment being contemplated.

         6.27. VIOLATIONS. The Borrower has received no notices of, and has no knowledge of, any violations of any applicable Requirements.

         6.28. SUBORDINATION. There is no indebtedness of the Borrower presently owing to any Affiliate or shareholder of the Borrower except as described on
SCHEDULE 6.28 attached hereto.

         6.29. STANDBY SERVICER. The Borrower has entered into the Standby Servicing Agreement and such agreement is in full force and effect and has not been modified, amended, or terminated.

         6.30. INVENTORY CONTROL. Attached hereto as SCHEDULE 6.30 is a true and complete copy of the Borrower's Inventory, Sales and Assignments procedures.

         6.31. OPERATING CONTRACTS. The Borrower has entered into contracts, agreements, and arrangements necessary for the operation of the Eligible Projects, including, but not limited to, those with respect to utilities, maintenance, management, services, marketing and sales (the "OPERATING CONTRACTS").

         6.32. HELLER AND TEXTRON FACILITIES. The modifications of the Heller Facility and the Textron Facility on terms and conditions as provided in the Business Plan have closed, and the Agent has been provided with true and correct copies of the Heller Documents and the Textron Documents, as so modified. There is no event of default or event which, with the passage of time, notice or both, would constitute an event of default under either the Heller Facility or the Textron Facility and the Borrower is in good standing under both of such facilities.

         6.33. BOND HOLDER EXCHANGE TRANSACTION. The Bond Holder Exchange Term Sheet has not been amended, modified or otherwise rescinded.

         6.34. DZ FACILITY. The DZ Bank Commitment Letter is in full force and effect and has not been amended, modified or otherwise rescinded.

                    7. AFFIRMATIVE COVENANTS OF THE BORROWER.

         The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

         7.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans provided for in this Credit Agreement, all in accordance with the terms of this Credit Agreement and the Notes.

         7.2. MAINTENANCE OF OFFICE; MANAGEMENT. The Borrower will maintain its chief executive office at 1221 Riverbend, Suite 120, Dallas, Texas or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made. Unless replaced by the Standby Manager in accordance with the terms of the Loan Documents and the Standby Management Agreement, the Borrower shall remain engaged in the active management of the Eligible Projects and shall continue to perform duties substantially similar to those presently performed as provided in the management agreement relating to each Eligible Project.

         7.3. RECORDS AND ACCOUNTS. The Borrower will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (iii) at all times engage Deloitte & Touche, L.P. or other independent certified public accountants satisfactory to the Required Banks as the independent certified public accountants of the Borrower and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrower and its Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Required Banks.

         7.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to each of the Banks:

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower (notwithstanding the foregoing, the Borrower shall deliver its annual financial statements for its fiscal years 2000 and 2001 within ninety
         (90) days of the Closing Date), the consolidated balance sheet of the Borrower and its Subsidiaries and the consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified (such certification to be in form and substance satisfactory to the Agent) by Deloitte & Touche, L.P. or by other independent certified public accountants satisfactory to the Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

                  (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the unaudited consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

                  (c) as soon as practicable, but in any event within thirty
         (30) days after the end of each month in each fiscal year of the Borrower, unaudited monthly consolidated financial statements of the Borrower and its Subsidiaries for such month and unaudited monthly consolidating financial statements of the Borrower and its Subsidiaries for such month, each prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial condition of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

                  (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower, in form and substance satisfactory to the Required Banks, and
         (i) setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 9 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since September 30, 2001 (with respect to financial statements delivered prior the Required Banks' receipt and approval of the financial statements for the fiscal year ended on December 31, 2001) or December 31, 2001 (with respect to financial statements delivered following the Required Banks' receipt and approval of the financial statements for the fiscal year ended on December 31,
         2001), (ii) stating that no Default or Event of Default has occurred and (iii) if a Default or Event of Default has occurred and is continuing, specifying the nature and the period of existence thereof and the action proposed to be taken with respect thereto;

                  (e) within five (5) days after the filing thereof, a copy of the Borrower's Form 10-K and 10-Q as filed with the Securities and Exchange Commission;

                  (f) (i) on the first day of each calendar week, (ii) from time to time as requested by the Agent, (iii) simultaneously with each Loan Request, and (iv) simultaneously with any request for release of any Collateral, a Borrowing Base Certificate substantially in the form of EXHIBIT A, accompanied by summary aging reports and a trial balance of the Consumer Loan Collateral, acceptable in form to the Required Banks;

                  (g) within thirty (30) days after filing, a copy of the federal income tax return for the Borrower and the Association, with all schedules;

                  (h) within one hundred and twenty (120) days after the close of each fiscal year, annual reports required by each relevant Timeshare Act, or such other management prepared financial statements of Silverleaf Club containing information concerning each Eligible Project satisfactory to the Required Banks;

                  (i) no later than sixty (60) days prior to the start of any fiscal year, the Borrower shall submit to the Banks an update to the Business Plan for the upcoming fiscal year in form acceptable to the Required Banks (each such update to the Business Plan shall be subject to the Required Banks' approval);

                  (j) no later than the fifteenth (15th) day of each calendar month, the Borrower shall furnish to the Banks, or cause the Servicer to furnish to the Banks, three (3) copies of a report in form and substance acceptable to the Required Banks prepared by the Borrower or the Servicer, certified by an Authorized Officer of the Borrower, and showing, with respect to each of the loans constituting Consumer Loan Collateral as of the close of business on the last day of the calendar month last ended:

                           (i) the account number;

                           (ii) name(s) of consumer borrower(s);

                           (iii) original principal amount of such consumer
                  loan;

                           (iv) any payment, including any prepayment, received
                  on account of such consumer loan during the period covered by the statement;

                           (v) a cash receipts journal;

                           (vi) the opening and closing principal balance;

                           (vii) any consumer loans constituting Consumer Loan
                  Collateral cancelled during the period covered by such statement;

                           (viii) any delinquency of principal and interest
                  payments on a 30-60-90 day basis;

                           (ix) any delinquency of principal, interest or
                  assessments in excess of ninety (90) days;

                           (x) the interest rate for each consumer loan and the
                  weighted average consumer interest rate for all Eligible Consumer Loan pledged to the Agent and the outstanding principal amount of Eligible Consumer Loans bearing an interest rate of less than 12.5% and such amount expressed as a percentage of the outstanding principal balance of all Eligible Consumer Loans;

                           (xi) any extensions, refinances or other adjustments
                  to such consumer loan;

                           (xii) the outstanding principal balance of Eligible
                  Consumer Loans made to residents of Canada and such amount expressed as a percentage of the outstanding principal balance of all Eligible Consumer Loans;

                           (xiii) the outstanding principal balance of Eligible
                  Consumer Loans made to consumer borrowers with a FICO Credit Bureau Score of less than 600 and such amount expressed as a percentage of the outstanding principal balance of all Eligible Consumer Loans;

                           (xiv) the weighted average of the FICO Credit Bureau
                  Scores of all consumer borrowers under Eligible Consumer
                  Loans;

                           (xv) the outstanding principal balance of Eligible
                  Consumer Loans described in paragraph (9)(b) of the definition of "Eligible Consumer Loans" and such amount expressed as a percentage of the outstanding principal balance of all Eligible Consumer Loans;

                           (xvi) the outstanding principal balance of Eligible
                  Consumer Loans with an original term of greater than eighty-four (84) months and such amount expressed as a percentage of the outstanding principal balance of all Eligible Consumer Loans; and

                           (xvii) such other information as the Agent or any
                  Bank .may request;

                  (k) no later than the fifteenth (15th) day of each calendar month, the Borrower shall deliver to the Banks a sales and cancellation report indicating the sales and cancellation activity with respect to each Eligible Project for the preceding calendar month showing such detailed information as the Agent or any Bank may request;

                  (l) no later than the fifteenth (15th) day of each calendar month, the Borrower shall deliver to the Banks an inventory report in form satisfactory to the Required Banks indicating the number of Timeshare Interests sold and unsold at each Eligible Project, identified by Unit and type or color of Timeshare Interest, for the preceding calendar month;

                  (m) no later than the fifteenth (15th) day of each calendar month, the Borrower shall deliver to the Banks a report in form satisfactory to the Required Banks indicating the performance of each Eligible Consumer Loan pledged as Collateral described in clause (b) of paragraph (9) of the definition of "Eligible Consumer Loan" during the preceding calendar month;

                  (n) no later than the fifteenth (15th) day of each calendar month, the Borrower shall deliver to the Banks a report in form satisfactory to the Required Banks indicating, among other things, the conformity of the Borrower's business to the Business Plan and any variances therefrom during the preceding calendar month;

                  (o) weekly "flash reports" (the "WEEKLY FLASH REPORTS") consisting of the number of showings of the Eligible Projects to prospective purchasers of Timeshare Interests, gross sales reports, accountants payables reports, accounts receivables reports and cash balances before 5:00 p.m. (eastern standard time) on each Thursday during the term hereof for the prior week; and

                  (p) from time to time, with reasonable promptness, such other financial data and information (including accountants, management letters) and such other information concerning the Collateral, the Eligible Projects and the business and operations of the Borrower, as the Agent or any Bank may reasonably request.

         7.5. NOTICES.

                  7.5.1. DEFAULTS The Borrower will promptly notify the Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, the Borrower shall forthwith give written notice thereof to each of the Banks, describing the notice or action and the nature of the claimed default.

                  7.5.2. ENVIRONMENTAL EVENTS. The Borrower will promptly give notice to the Banks (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any of its Subsidiaries, or the Agent's security interests pursuant to the Security Documents.

                  7.5.3. NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Borrower will, immediately upon becoming aware thereof, notify the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject.

                  7.5.4. NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving any material claim against the Borrower or any of its Subsidiaries (which in a situation involving monetary claims shall have in excess of $100,000 in dispute) and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries, to give notice to the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $100,000.

                  7.5.5. NOTICE OF LOSS. If any Collateral shall be materially damaged or destroyed, the Borrower shall immediately notify the Agent and the Banks.

         7.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company. It (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment,
(ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this
Section 7.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

         7.7.  INSURANCE.

         (a) Insurance Generally. The Borrower will maintain the insurance coverage set forth below with financially sound and reputable insurers in the amounts and for the periods set forth below.

                  (i) At all times during the term of this Agreement, the Borrower shall maintain insurance for each Eligible Project against loss by fire, windstorm and other hazards, with minimum coverage equal to the replacement cost of each Eligible Project.

                  (ii) At all times during the term of this Agreement, the Borrower shall maintain broad form coverage public liability insurance with minimum coverage of Five Million Dollars ($5,000,000). The amount of such coverage shall be reviewed annually by the Required Banks and may, in the Required Banks' sole discretion and at the Borrower's expense, be increased or decreased during the term of this Agreement. The Borrower shall obtain a new or revised policy within twenty (20) days of receipt of notice from the Agent of a revision in the amount of public liability insurance required.

                  (iii) If any of the improvements now or hereafter constructed on the Real Estate are within an area designated by the Director of the Federal Emergency Management Agency, pursuant to the Flood Disaster Protection Act of 1973, as amended, as one having special flood hazards, the Borrower shall maintain flood insurance at the maximum limit of coverage available.

                  (iv) The Borrower shall maintain workers' compensation insurance and such other insurance as shall be necessary or prudent for the operation of the Borrower's business, all with minimum coverage at least equal to that in effect on the date of this Agreement.

                  (v) The Borrower will maintain insurance on each of the Mortgaged Properties in accordance with the terms of the applicable Mortgage.

         The Borrower shall pay all premiums for and take all other actions to maintain in full force and effect the insurance required by this Section 7.7. The Borrower shall ensure that no such policies shall be cancelled except after thirty (30) days' prior notice by the insurance carrier to the Agent, and that the Agent for the pro rata benefit of the Banks shall be named as an additional insured, mortgagee and lender's loss payee on such policies. The Borrower shall at least thirty (30) days


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                                       60


prior to the expiration date of each policy, and otherwise, from time to time upon the Agent's request, furnish or cause to be furnished to the Agent and the Banks, evidence of the maintenance of the insurance required by this Section 7.7, including, without limitation, such originals or copies as the Agent may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments.

         (b) Project Title Policies. In addition to the foregoing, in connection with each Eligible Project (other than Oak N' Spruce Resort), the Borrower shall provide a mortgagee title insurance policy in favor of the Agent for the pro rata benefit of the Banks on a current ALTA Loan Policy Form issued by a title insurance company qualified to do business in the State of Texas or the jurisdiction of the respective Eligible Project and acceptable to the Agent issued in the amount equal to twenty-five percent (25%) of the outstanding principal amount of the consumer loans from such Eligible Project pledged to the Agent under the Security Agreement and insuring that the mortgages or deed of trusts referred to in clause (2) of the definition of "Required Consumer Loan Documents" are not subject to any prior liens, other than certain Permitted Liens, substantially in the form of the specimen policy for each Eligible Project attached as SCHEDULE 7.7 attached hereto (each a "PROJECT TITLE POLICY"). The Project Title Policies shall contain only those exceptions approved by the Agent, in writing, and shall contain affirmative insurance for real estate taxes, matters of survey and against mechanics liens. Any material deviation from such specimen policy shall require the Agent's consent. If the Agent or the Banks at any time shall determine that title to any Collateral or the assignment to the Agent of the Borrower's rights in such Collateral shall be defective in any respect, the Borrower shall within sixty (60) days after a request by the Agent provide to the Agent and the Banks title insurance in favor of the Agent for the pro rata benefit of the Banks acceptable to the Agent for 100% of the principal amount of Consumer Loan Collateral pledged hereunder.

         (c) Insurance Proceeds. In the event of any fire or other casualty to or with respect to the improvements on or at any Eligible Project or any Real Estate comprising the Additional Resort Collateral, the Borrower covenants that the Borrower or the applicable Association, as the case may be, will promptly restore, repair or replace (or cause to be restored, repaired or replaced) the damaged improvements and restore, repair or replace any other personal property to the same condition as immediately prior to such fire or other casualty and, with respect to the improvements and personal property on any Eligible Project or any Real Estate comprising the Additional Resort Collateral, in accordance with the terms of the applicable Timeshare Instruments and applicable Timeshare Act. The insufficiency of any net insurance proceeds shall in no way relieve the Borrower or, as applicable, the Association of its obligation to restore, repair or replace such improvements and other personal property in accordance with the terms hereof, of the applicable Timeshare Instruments and the applicable Timeshare Act, and the Borrower covenants that the Borrower or, as the case may be, the applicable Association shall promptly comply or cause compliance with the provisions of the applicable Timeshare Instruments and the applicable Timeshare Act relating to such restoration, repair or replacement. The Borrower shall, unless an Event of Default has occurred, apply all insurance proceeds payable to or received by it in accordance with the applicable Timeshare Instruments. If an Event of Default has occurred, the Agent may, in its sole discretion, apply all insurance proceeds in accordance with the applicable Timeshare Instruments or to the repayment of the Loans in accordance with Section 12.5.

         7.8. TAXES. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be duly paid or discharged, before the same shall become overdue, all taxes, assessments and other governmental charges (other than taxes, assessments and other governmental charges imposed by foreign jurisdictions that in the aggregate are not material to the business or assets of the Borrower on an individual basis or of the Borrower and its Subsidiaries on a consolidated basis) imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto with the consent of the Required Banks; and provided further that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

         7.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

                  7.9.1. GENERAL; AUDITS AND FAIR LENDING REVIEW. The Borrower shall permit the Banks, through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request and all at the Borrower's expense. The Agent, and any Bank acting through the Agent, shall have the right to audit the Borrower's operations and the Collateral from time to time at the Borrower's expense; provided that, if no Event of Default has occurred, the Agent, and any Bank acting through the Agent, shall conduct such audits no more frequently than twice each calendar year. At the discretion of the Agent, the Agent shall be entitled to conduct a fair lending review of the Borrower, at the Borrower's expense, at least once a calendar year.

                  7.9.2. COLLATERAL REPORTS. No more frequently than two times during each calendar year, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent, or, if the Agent so elects, will cooperate with the Agent in the Agent's obtaining, a report of an independent collateral auditor satisfactory to the Agent (which may be affiliated with one of the Banks) with respect to the Eligible Consumer Loans included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Certificate most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Eligible Consumer Loans (including verification with respect to the amount, aging, identity and credit of the respective consumer borrowers). All such collateral value reports shall be conducted and made at the expense of the Borrower.

                  7.9.3. APPRAISALS. No more frequently than once during two (2) calendar years, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent appraisal reports in form and substance and from appraisers satisfactory to the Agent, stating the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the Collateral and the then current business value of each of the Borrower and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower.

                  7.9.4. ENVIRONMENTAL ASSESSMENTS. No more frequently than once during two (2) calendar years, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, the Agent, in its discretion, for the purpose of assessing and ensuring the value of any Mortgaged Property or Additional Resort Collateral, obtain one or more environmental assessments or audits of such Mortgaged Property or Additional Resort Collateral prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (i) whether any Hazardous Substances are present in the soil or water at such Mortgaged Property or Additional Resort Collateral and (ii) whether the use and operation of such Mortgaged Property or Additional Resort Collateral complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property or Additional Resort Collateral including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrower.

                  7.9.5. COMMUNICATION WITH ACCOUNTANTS. The Borrower authorizes the Agent and, if accompanied by the Agent, the Banks to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 7.9.5.

         7.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, and will cause each of its Subsidiaries to, comply with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments. The Borrower, its employees, servants and agents have and, at all times, will have all licenses, registrations, approvals and other authority as may be necessary to enable them to own and operate their businesses, to perform all services which they have agreed to perform in any state, municipality or other jurisdiction, to sell Timeshare Interests, to finance the sale of Timeshare Interests and to operate the Eligible Projects and the Additional Resort Collateral. If at any time while any Loan or Note is outstanding or any Bank has any obligation to make Loans hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will immediately take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Banks with evidence thereof.

         7.11. UNDERWRITING CRITERIA. All Eligible Consumer Loans pledged as Collateral to the Agent subsequent to the date of execution of this Agreement will be consistent with the Borrower's general underwriting criteria as approved in writing by the Required Banks, including, without limitation, (i) the requirement that a majority of sales shall be made to consumer borrowers with minimum annual income as follows: $35,000 for Texas, $40,000 for Illinois, and $45,000 for Massachusetts and (ii) the requirement that each consumer borrower shall have a major credit card issued in his or her name. In addition to the foregoing, effective as of the date sixty (60) days after the Closing Date, the Borrower shall ensure that the weighted average FICO Credit Bureau Scores of all consumer borrowers with respect to which a FICO Credit Bureau Score can be obtained be not less than 640. The Borrower shall not materially alter its general underwriting criteria without the prior written approval of the Required Banks, which approval may be withheld by the Required Banks in their sole discretion.

         7.12. AGREEMENTS CONSTITUTING COLLATERAL. The Borrower shall comply with all terms of any agreements related to any Collateral, and the Borrower shall immediately notify the Agent and the Banks of any defaults or events of defaults under any such agreements. Except for prepayments in the ordinary course of business and except for revised payment plans as provided for in clause (b) of paragraph (9) of the definition of Eligible Consumer Loan, the Borrower shall not modify, compromise, extend, rescind or cancel any agreements related to the Collateral without the prior written consent of the Required Banks, which consent shall not be unreasonably withheld.


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                                       64


         7.13. SUBORDINATION. All indebtedness to officers or shareholders of the Borrower now existing or hereafter arising, including subordinated shareholder debt, if any, and Indebtedness and fees payable to affiliated entities, other than those fees set forth on SCHEDULE 7.13, shall be subordinated to the Obligations, pursuant to subordination agreements in form and substance satisfactory to the Required Banks.

         7.14. SALE OF TIMESHARE INTERESTS. The Borrower will sell or offer for sale Timeshare Interests only in the State of Texas and such other jurisdictions listed on SCHEDULE 7.14 where the Borrower has completed all registrations consistent with applicable Requirements. All sales will be made in compliance with all Requirements and utilizing then current disclosure materials approved as required by all Governmental Authorities. Before it sells or offers for sale Timeshare Interests in any other jurisdictions, the Borrower will notify the Agent and provide the Agent with evidence satisfactory to the Agent that the Borrower has complied with all laws of such jurisdiction governing its proposed conduct.

         7.15. CONSUMER DOCUMENTS. The Borrower agrees with Agent that the consumer loan documents in the forms previously delivered to the Agent are the only documents which have been or will be used in connection with the credit sale of Timeshare Interests and that the Borrower shall not materially modify or amend, or permit the modification or amendment of, any such consumer loan documents or use or permit the use by others of any other or additional documents in connection with the credit sale of Timeshare Interests, except with the consent of the Agent, or as reasonably requested by the Agent in order to meet any of the Requirements or to protect the Agent's security interest therein from any claims or disputes. If any such consumer loan document shall be modified or amended or if any additional document shall be used in connection with the credit sale of Timeshare Interests, the Borrower shall immediately provide to the Agent an accurate and complete copy of such consumer loan document as so modified or amended and of any such additional document.

         7.16. COLLECTION. The Borrower will undertake the diligent and timely collection of all amounts due under each consumer loan in connection with the credit sale of a Timeshare Interest, including the Consumer Loan Collateral, and will bear the entire expense of such collection.

         7.17. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely for working capital and general corporate purposes in accordance with the Business Plan.

         7.18. BANK ACCOUNTS.

                  7.18.1. GENERAL. On or prior to the Closing Date, the Borrower will (i) establish a depository account (the "BORROWER'S ACCOUNT") with the Agent under the control of the Agent for the benefit of the Banks and the Agent, in the name of the Borrower, (ii) instruct all consumer borrowers and other obligors, pursuant to notices of assignment and instruction letters in form and substance satisfactory to the Agent, to remit all payments on consumer loans pledged as Collateral to the Lock Box for credit to the Borrower's Account, and (iii) otherwise at all times ensure that immediately upon the Borrower's, the Servicer's or any of its Subsidiaries' receipt of any funds constituting cash proceeds of any Collateral, all such amounts shall be deposited in the Borrower's Account, subject to the Intercreditor Agreement.

                  7.18.2. ACKNOWLEDGMENT OF APPLICATION. The Borrower hereby agrees that all amounts received by the Agent in the Borrower's Account will be the sole and exclusive property of the Agent, for the accounts of the Banks and the Agent, to be applied in accordance Section 2.8 or
         Section 2.9, as applicable.

         7.19. SERVICING AGREEMENT AND LOCK BOX AGREEMENT. The Borrower shall
(a) exercise all reasonable efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the Servicer under the Servicing Agreement and (b) in a timely manner perform, and not suffer or permit any default in, any of Borrower's obligations under the Servicing Agreement or the Lock Box Agreement.

         7.20. STANDBY MANAGEMENT AGREEMENT; STANDBY SERVICING AGREEMENT. The Borrower will enter into the Standby Management Agreement on or before the Closing Date and will maintain such agreement in full force and effect. The Standby Manager will monitor the daily operations and performance of the Borrower. The Borrower shall instruct the Standby Manager to provide (a) the Banks with regular reports on the Borrower's business and the operation of the Eligible Projects and (b) the Agent or any Bank with any information reasonably requested. The Agent may (and, at the direction of the Required Banks, shall) request, from time to time, in its sole discretion and as it deems necessary, that the Standby Manager perform such other duties and responsibilities related to the operation of the Eligible Projects, the related amenities, the Timeshare Interests, the Additional Resort Collateral, and any other Collateral. The Borrower shall provide the Required Banks with a list in form and substance satisfactory to the Required Banks, in their sole discretion, of the duties and responsibilities associated with the operation of the Eligible Projects. The Borrower will maintain the Standby Servicing Agreement in full force and effect.

         7.21. TANGIBLE PROPERTY. The machinery, equipment, fixtures, tools and supplies to be used in connection with each Eligible Project and Additional Resort Collateral, including, without limitation, with respect to the operations and maintenance of the common areas, will be owned or leased either by the Borrower, the Silverleaf Club or the respective Association. The Borrower will obtain such non-disturbance and estoppel agreements as the Agent may reasonably require for any tangible property necessary to the ownership, operation or maintenance of each Eligible Project and Additional Resort Collateral which is not owned by the Borrower, the Silverleaf Club or the respective Association.

         7.22. FURTHER ASSURANCES. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further


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                                       66


instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

         7.23. BUSINESS PLAN. The Borrower will operate its business in substantial compliance with the Business Plan, including the Senior Lender Advance Schedule.

         7.24. TAX REFUND. The Borrower agrees that it shall use the proceeds of the Tax Refund strictly to fund Operating Expenses in accordance with the Business Plan and for no other reason, without the Required Banks' prior written consent. The Borrower agrees to use the Tax Refund before requesting any Loans hereunder. Upon request of the Agent, the Borrower shall promptly provide to the Banks such evidence as the Agent may request as to the manner in which the proceeds of the Tax Refund are being used.

         7.25. NET SECURITIZATION CASH FLOW. The Borrower will cause Silverleaf Finance I, Inc. to declare, at least quarterly, a cash dividend payable to the Borrower in an amount equal to the Net Securitization Cash Flow for such quarter. If no Default or Event of Default has occurred, the Borrower agrees to use such dividends for payment of Operating Expenses as provided in the Business Plan and for no other purpose. If a Default or Event of Default has occurred, then all such dividends shall be paid directly to the Agent, as agent for the Banks, and applied by the Agent in repayment of the Tranche B Loans in accordance with the priorities set forth in Section 3.2(c).

         7.26. SALE OR SECURITIZATIONS OF NOTES RECEIVABLE. The Borrower shall use its best efforts to sell and/or securitize the consumer loans pledged to the Agent as security for the Loans, including, without limitation, the Eligible Consumer Loans, and the proceeds of any such sale or securitization shall be used to pay down the Loans in accordance with the Business Plan and according to the priorities set forth in Section 2.8.2(a). The Borrower agrees to provide the Agent with written notice prior to any such sale or securitization and agrees to deliver to the Agent copies of all documents executed in connection therewith. The proceeds received from any such securitization shall be used to pay down the Loans in accordance with the Business Plan.

         7.27. HELLER FACILITY, TEXTRON FACILITY, DZ BANK SECURITIZATION AND BOND HOLDER EXCHANGE TRANSACTION. The Borrower will comply with each of the terms and conditions of the Heller Facility, the Textron Facility, the DZ Bank Documents and the Bond Holder Exchange Documents and will promptly deliver to the Banks, upon receipt by Borrower, copies of any notices received by Borrower in connection with any of the foregoing credit facilities.

                 8. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

         The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:


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                                       67


         8.1. RESTRICTIONS ON INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                  (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

                  (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (c) Indebtedness arising under the New Notes, Indebtedness arising under the Heller Facility, and Indebtedness arising under the Textron Facility;

                  (d) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or any Subsidiary of the Borrower or under any Capitalized Lease, provided that the aggregate principal amount of such Indebtedness incurred by the Borrower and its Subsidiaries shall not exceed the aggregate amount of $1,000,000 per calendar year;

                  (e) Indebtedness arising under a revolving credit facility secured by a pledge of loans made by the Borrower to consumer borrowers (and the related mortgages or deeds of trust on Timeshare Interests purchased by the consumer borrowers, which loans have not been pledged to any Person by the Borrower); provided that

                                    (i) prior to March 31, 2003, such
                           Indebtedness shall be incurred only with the prior written consent of the Required Banks, not to be unreasonably withheld, and as a condition to such consent, the Required Banks may require that (A) all proceeds of such financing be applied to the repayment of the Loans pursuant to Section 2.8.2(a) and (B) advances to be funded by Tranche A Loans prior to advances from such other financing; and

                                    (ii) from and after March 31, 2003, such
                           Indebtedness shall be incurred only if (A) no Default or Event of Default has occurred and is continuing or will result therefrom, (B) in the reasonable opinion of the Required Banks, such Indebtedness is substantially similar in structure to this Credit Agreement, (C) in the reasonable opinion of the Required Banks, both before and after giving effect to such Indebtedness, the Borrower is and will continue to be in compliance in all material respects with the Business Plan and (D) the aggregate outstanding principal amount of such Indebtedness shall not exceed $20,000,000 at any time provided that the Borrower shall, at the Required Banks' request, submit a request for Tranche A Loans hereunder prior to accepting advances from such other financing;

                  (f) Indebtedness in respect of the sale of "receivables" described in clause (vii) of the definition of Indebtedness, to the extent permitted by Section 8.5.2 hereof, and

                  (g) Indebtedness existing on November 1, 2001 and listed and described on SCHEDULE 8.1 hereto.

         8.2. RESTRICTIONS ON LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired or the Timeshare Interests mortgaged as security for any Consumer Loan Collateral, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (v) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (vii) of the definition of the term "Indebtedness," with or without recourse; or (vi) enter into or permit to exist any arrangement or agreement, enforceable under applicable law, which directly or indirectly prohibits the Borrower or any of its Subsidiaries from creating or incurring any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest other than in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents and other than customary anti-assignment provisions in leases and licensing agreements entered into by the Borrower or such Subsidiary in the ordinary course of its business, provided that the Borrower or any of its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

                  (a) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

                  (b) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties other than the Collateral to secure claims for labor, material or supplies in respect of obligations not overdue;

                  (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                  (d) liens on properties other than the Collateral in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (e) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties other than the Collateral, in existence less than one hundred and twenty (120) days from the date of creation thereof in respect of obligations not overdue;

                  (f) encumbrances consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

                  (g) presently outstanding liens listed on SCHEDULE 8.2 hereto and the Project Title Policies;

                  (h) purchase money security interests in or purchase money mortgages on real or personal property other than the Collateral acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by Section 8.1(d), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

                  (i) liens and encumbrances on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto;

                  (j) liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents and liens in respect of the Heller Facility and the Textron Facility, to the extent provided in the Intercreditor Agreement;

                  (k) transfers of receivables to the extent permitted by
         Section 8.1(f) hereof; and

                  (l) security interests in consumer loans (other than the Consumer Loan Collateral) to secure Indebtedness permitted by Section 8.1(e) hereof, provided that such security interests shall extend only to consumer loans comprising the borrowing base of such Indebtedness.

         8.3. RESTRICTIONS ON INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

                  (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Service, Inc., and not less than "A 1" if rated by Standard and Poor's Rating Group;

                  (d) Investments existing on November 1, 2001 and listed on
         SCHEDULE 8.3 hereto;

                  (e) Investments consisting of residuals under the DZ Bank Securitization;

                  (f) Investments outstanding on November 1, 2001 by the Borrower in Subsidiaries of the Borrower;

                  (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by Section 8.5.2; and

                  (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $100,000 in the aggregate at any time outstanding.

         8.4. DISTRIBUTIONS. The Borrower will not make any Distributions.

         8.5. MERGER, CONSOLIDATION.

                  8.5.1. MERGERS AND ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, or the merger or consolidation of two or more Subsidiaries of the Borrower.

                  8.5.2. DISPOSITION OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (i) the sale of Timeshare Interests and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices, (ii) the sale of Eligible Consumer Loans constituting Consumer Loan Collateral into the DZ Bank Securitization and other similar purchase facilities for receivables; provided that the proceeds of such sales are transferred to the Borrower's Account and applied as contemplated by
         Section 2.8 or Section 2.9, as the case may be, and (iii) the sale of consumer loans (not constituting Consumer Loan Collateral) into the DZ Bank Securitization and other similar purchase facilities for receivables; provided that if such consumer loans are Collateral, the proceeds of such sales are transferred to the Borrower's Account and applied as contemplated by Section 2.8 or Section 2.9, as the case may be.

         8.6. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

         8.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower will not, and will not permit any of its Subsidiaries or the Associations to, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the Real Estate, (iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

         8.8. SUBORDINATED DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt or prepay or repurchase any of the Subordinated Debt.

         8.9. EMPLOYEE BENEFIT PLANS. Neither the Borrower nor any ERISA Affiliate will:

                  (a) engage in any "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

                  (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

                  (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to Section 302(f) or Section 4068 of ERISA; or

                  (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to Section 307 of ERISA or
         Section 401(a)(29) of the Code; or

                  (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

         8.10. BUSINESS ACTIVITIES. The Borrower will not, and will not permit any of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

         8.11. FISCAL YEAR; JURISDICTION OF ORGANIZATION. The Borrower will not, and will not permit any of it Subsidiaries to, change the date of the end of its fiscal year from that set forth in Section 6.6.1. The Borrower will not change its jurisdiction of organization without giving the Banks thirty (30) days prior written notice.

         8.12. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

         8.13. BANK ACCOUNTS. The Borrower will not, and will not permit any of its Subsidiaries to, violate directly or indirectly the Lock Box Agreement or any bank agency or lock box agreement in favor of the Agent for the benefit of the Banks and the Agent with respect to any accounts.

         8.14. COVENANT AGAINST ALIENATION. The Borrower shall not in any way notify any consumer borrower of an consumer loan constituting Consumer Loan Collateral that payments should be made other than to the Servicer or the Lock Box Agent.

         8.15. ASSOCIATION LIENS. The Borrower shall not in any way create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, restriction or other encumbrance on any of the Associations or the Silverleaf Club or their assets, other than in the ordinary course of business of such Association or Silverleaf Club and other than in favor of the Agent, for the benefit of the Agent and the Banks, Heller and Textron on a pari passu basis.

         8.16. TIME SHARE INSTRUMENTS; REQUIRED CONSUMER LOAN DOCUMENTATION; MANAGEMENT AGREEMENTS. The Borrower shall not amend or modify in any material respect adverse to the interest of the Agent or the Banks or terminate any Timeshare Instrument or any Management Agreement. The Borrower shall not cause or permit any amendment to or modification of the form or terms of the Required Consumer Loan Documentation, except as otherwise permitted by this Credit Agreement. Other than pursuant to the Security Documents, the Borrower shall not assign any of its rights under any Timeshare Instrument or Management Agreement.

         8.17. COMPENSATION OF SENIOR MANAGEMENT. No management agreement for any Eligible Project shall be modified, assigned, extended, terminated, or entered into nor shall the current method of operation and management of the Eligible Projects be changed in any material manner, without the prior written approval of the Required Banks, except as otherwise expressly provided for herein. The compensation payable to the senior management of the Borrower, as a group, shall not be increased by more than twenty-five percent (25%) each year, with the increase for the fiscal year ending December 31, 2002 being measured against the compensation payable to the senior management of the Borrower as of December 31, 2001, which compensation is set forth on SCHEDULE 8.17. The Borrower represents and warrants that SCHEDULE 8.17 accurately sets forth such compensation.

         8.18. SALE OF TIMESHARE INTERESTS. The marketing, sale, offering for sale, rental solicitation of purchasers and financing of Timeshare Interests:
(a) will not constitute the sale, or the offering for sale, of securities subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law applicable to such sale or offer for sale;
(b) will not violate any Timeshare Act, or any land sales or consumer protection law, statute or regulation of the State of Texas or any other state or jurisdiction in which sales or solicitation activities occur; and (c) will not violate any consumer credit or usury statute of the State of Texas or any other state or jurisdiction in which sales or solicitation activities occur. All marketing and sales activities will be performed by Borrower's employees or by independent contractors or agents of the Borrower, all of whom are and will be properly licensed in accordance with applicable laws. There shall be no misrepresentations by the Borrower or any of its employees or selling agents with respect to any matter relating to any Eligible Project or the sale or financing of Timeshare Interests.

         8.19. MODIFICATION OF LOAN DOCUMENTS. The Borrower shall not amend or modify the Heller Documents, the Textron Documents, the DZ Bank Documents, the Bond Holder Exchange Documents or the documents evidencing any other Indebtedness of Borrower, nor shall the Borrower extend, modify, increase or terminate the Heller Facility, DZ Bank Securitization, the Bond Holder Exchange Transaction, the Textron Facility or any other credit facility or loan, without the prior written consent of the Required Banks, which consent shall not be unreasonably withheld. For avoidance of any doubt, it shall not be deemed unreasonable if the Required Banks withhold their consent to any such proposed amendment or modification if the Loan Documents are not being amended or modified in a substantially similar manner.

         8.20. NO NEW CONSTRUCTION. The Borrower shall not, without the Required Banks' written consent, construct any improvements (excluding resort amenities) on any Eligible Project, Real Estate or any portion of the Additional Resort Collateral, unless such improvements are contemplated by the Business Plan.

         8.21. MODIFICATION OF OTHER DOCUMENTS. The Borrower shall not amend or modify the Standby Management Agreement, the Servicing Agreement, or the Standby Servicing Agreement, without the prior written consent of the Required Banks, which consent shall not be unreasonably withheld.

                     9. FINANCIAL COVENANTS OF THE BORROWER.

         9.1. TANGIBLE NET WORTH. The Borrower will not permit Tangible Net Worth of the Borrower at any time to be less than an amount equal to (i) the greater of (A) $100,000,000 and (B) an amount equal to 90% of the Tangible Net Worth of the Borrower as of September 30, 2001, plus (ii) (A) on a cumulative basis, 100% of the positive Consolidated Net Income after January 1, 2002, plus
(B) 100% of the proceeds of (1) any sale by the Borrower of (x) equity securities issued by the Borrower or (y) warrants or subscription rights for equity securities issued by the Borrower or (2) any Indebtedness incurred by the Borrower, other than the Loans and any loans under the Heller Facility or the Textron Facility and other senior indebtedness of the Borrower incurred under
Section 8.1(d) and (e) hereof, in the case of each of (1) and (2) above occurring after January 1, 2002.

         For purposes of this Section 9.1, if any change in generally accepted accounting principles after the Closing Date results in a material change in the calculation to be performed in this Section 9.1, solely as a result of such change in generally accepted accounting principles, the Banks and the Borrower shall negotiate in good faith a modification of the covenant set forth in this
Section 9.1 so that the economic effect of the calculation of such covenant using generally accepted accounting principles as so changed is as close as feasible to what the economic effect of the calculation of such covenant would have been using generally accepted accounting principles in effect as of the Closing Date.

         9.2. MARKETING EXPENSES. As of the last day of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2002, the Borrower will not permit the ratio of the Marketing Expenses to the Borrower's net sales of Timeshare Interests as recorded on the Borrower's financial statements for either the fiscal quarter or, from and after the fiscal quarter ending June 30, 2002, the Reference Period then ending to equal or exceed the ratio set forth opposite such period in the table below :


                  Fiscal Quarter Ending                                 Ratio
                  ---------------------                                 -----

                  March 31, 2002 - December 31, 2002                  .550 to 1

                  January 1, 2003 - thereafter                        .525 to 1

         9.3. MINIMUM LOAN DELINQUENCY. The Borrower will not permit as of the last day of each fiscal quarter its over 30-day delinquency rate on its entire consumer loan portfolio (including, without limitation, all consumer loans pledged pursuant to the Security Agreement, the Heller Facility and the Textron Facility) for any Reference Period to be greater than twenty-five percent (25%). In the event that, as of the last day of any fiscal quarter, such delinquency rate is greater than twenty percent (20%), the Borrower hereby agrees that, at the Agent's request and at the Borrower's expense, the Banks may conduct an audit of the Borrower in accordance with Section 7.9.1 hereof (and such audit shall not count against the annual audit limit set forth in Section 7.9.1).

         9.4. DEBT SERVICE. The Borrower will not permit the ratio of (i) EBITDA less capital expenditures as determined in accordance with generally accepted accounting principles to (ii) Consolidated Total Interest Expense for:

                  (a) the fiscal quarter ending June 30, 2002 to be less than
         1.1 to 1;

                  (b) the two (2) consecutive fiscal quarters ending September 30, 2002 to be less than 1.1 to 1;

                  (c) the three (3) consecutive fiscal quarters ending December 31, 2002 to be less than 1.1 to 1; and

                  (d) each period of four (4) consecutive fiscal quarters ending on or after March 31, 2003 to be less than 1.25 to 1.

         9.5. PROFITABLE OPERATIONS. The Borrower will not permit Consolidated Net Income (a) for any fiscal year, commencing with the fiscal year ending December 31, 2002, to be less than $1.00 and (b) for any two consecutive fiscal quarters (treated as a single accounting period) to be less than $1.00.

                             10. CLOSING CONDITIONS.

         The effectiveness of this Credit Agreement and obligations of the Banks to make the initial Loans shall be subject to the satisfaction of the following conditions precedent on or prior to May 31, 2002, as determined by each Bank:

         10.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

         10.2.  OTHER DEBT; INTERCREDITOR AGREEMENT; ETC.

                  10.2.1. HELLER FACILITY AND TEXTRON FACILITY MODIFICATIONS. The Borrower shall have delivered to the Banks, evidence satisfactory to the Banks, that the Heller Facility and the Textron Facility have each been modified in accordance with the Business Plan. Each of the Heller Facility and the Textron Facility shall be in full force and effect and shall permit the Borrower to make borrowings thereunder. The Borrower shall have delivered to the Banks copies of the executed documents relating to the modification of the Heller Facility and the Textron Facility, including, without limitation, the Heller Documents and the Textron Documents, each of which shall be in form and substance satisfactory to the Banks. There shall exist no event of default or event which, with the passage of time, notice or both, would constitute an event of default under either the Heller Facility or the Textron Facility and the Borrower is in good standing under both of such facilities.

                  10.2.2. INTERCREDITOR AGREEMENT. Textron, Heller and the Agent (as agent for the Banks) shall have duly executed and delivered an Intercreditor Agreement (the "INTERCREDITOR AGREEMENT"), in form and substance satisfactory to the Banks, providing for, among other things, the pari passu sharing among the Banks and the lenders under the Textron Facility of certain real estate collateral and the pari passu sharing among the Banks, the lenders under the Textron Facility, and Heller of other collateral pledged to or for the benefit of each such lender, and the subordination of certain liens granted to each lender on collateral pledged to the other lenders.

                  10.2.3. DEFINITIVE EXCHANGE OFFER. The Borrower shall have completed a definitive exchange, upon terms, and pursuant to documents, in form and substance satisfactory to the Banks (the "BOND HOLDER EXCHANGE TRANSACTION"), with the holders of its 10 1/2% Senior Subordinated Notes issued pursuant to the Indenture in accordance with the term sheet, dated October 19, 2001, a copy of which is attached hereto as EXHIBIT K (the "BOND HOLDER EXCHANGE TERM SHEET"), pursuant to which (a) at least 80% of the holders of the now outstanding senior subordinated notes of the Borrower (the "CURRENT NOTES") will be issued capital stock of the Borrower and new senior subordinated notes of the Borrower which will have a reduced interest rate and principal balance and the term contemplated by the Business Plan (the "NEW NOTES") in exchange for their surrender of their Current Notes, (b) the holders of the New Notes will forgive all interest accrued under the Current Notes prior to their surrender (provided that, holders of the New Notes may be entitled to receive partial interest payments in accordance with the terms of the exchange offer, but in no event shall such partial interest payments exceed $1,700,000 in the aggregate), (c) all defaults thereunder shall have been waived or cured by the Closing Date, and (d) the trustee acting on behalf of the holders of the New Notes consents to the Borrower's execution and delivery of the Loan Documents. The Borrower shall have delivered to the Banks the documents executed to consummate the Bond Holder Exchange Transaction, which documents are listed on SCHEDULE 1.1(d) (the "BOND HOLDER EXCHANGE DOCUMENTS").

                  10.2.4. DZ BANK SECURITIZATION. The receipt by the Banks of evidence satisfactory to the Banks that the DZ Bank Securitization has closed on terms and conditions set forth in the letter agreement dated December 12, 2001, as supplemented by that certain letter agreement dated February 7, 2002, and as further supplemented by that certain letter agreement dated March 19, 2002, each attached hereto as EXHIBIT J (the "DZ BANK COMMITMENT LETTER"), except that DZ Bank shall waive any limitations on the Borrower's ability to pledge the Additional Resort Collateral to the Agent, and has been documented in form and substance satisfactory to the Banks. The Borrower shall have delivered to the Banks copies of all executed documents related to the DZ Bank Securitization.

         10.3. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Banks shall have received from the Borrower and each Subsidiary of the Borrower, a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification and (ii) its by-laws as in effect on such date.

         10.4. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

         10.5. INCUMBENCY CERTIFICATE. Each of the Banks shall have received from the Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of the Borrower or such Subsidiary, each of the Loan Documents to which the Borrower or such Subsidiary is or is to become a party; (ii) in the case of the Borrower, to make Loan Requests; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

         10.6. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first priority or second priority security interest in the Collateral, as required by the applicable Security Document (except for Permitted Liens entitled to priority under applicable law and except for any other liens ). All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

         10.7. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS; LITIGATION SEARCH. The Banks shall have received from each of the Borrower and its Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches with respect to its Collateral, indicating no liens, other than Permitted Liens, and otherwise in form and substance satisfactory to the Banks.

         The Agent shall have obtained, at the Borrower's cost, an independent search to verify that there are no bankruptcy, foreclosure actions or other material litigation or judgments pending or outstanding against the Eligible Projects, any portion of the Collateral, the Borrower, or any Affiliates of Borrower (each a "MATERIAL PARTY"). The term "other material litigation" as used herein shall not include matters in which (i) a Material Party is plaintiff and no counterclaim is pending or (ii) which the Banks determine in their sole discretion exercised in good faith, are immaterial due to settlement, insurance coverage, frivolity, or amount or nature of claim. The Banks shall not be obligated to fund any Loan if the Banks determine that any such litigation is pending.

         10.8. SURVEY AND TAXES. The Agent shall have received (i) a Survey of each Mortgaged Property and Additional Resort Collateral (subject to an Additional Resort Collateral Mortgage) together with a Surveyor Certificate relating thereto, each in form and substance satisfactory to the Agent, (ii) evidence of payment of real estate taxes and municipal charges on all Real Estate not delinquent on or before the Closing Date, and (iii) legible recorded plats of the parcels comprising the Additional Resort Collateral and the Existing Mortgaged Property, which recorded plats are in form and substance satisfactory to the Agent and the title companies delivering the Title Policies pursuant to Section 10.9 and are sufficient to remove the survey exception from the Title Policies issued with respect thereto.

         10.9. TITLE INSURANCE. The Agent shall have received a Title Policy, in form and substance satisfactory to the Agent, covering each Existing Mortgaged Property and Additional Resort Collateral (subject to an Additional Resort Collateral Mortgage) and a Project Title Policy covering each Eligible Project (or commitments to issue such policies, with all conditions to issuance of each Title Policy or Project Title Policy, as the case may be, deleted by an authorized agent of the applicable title insurance company) together with proof of payment of all fees and premiums for such policies, from the applicable title insurance company and in amounts satisfactory to the Agent with respect to the Title Policies for each Existing Mortgaged Property and Additional Resort Collateral (subject to an Additional Resort Collateral Mortgage) and in the amounts required by Section 7.7 for each Eligible Project, insuring the interest of the Agent and each of the Banks as mortgagee under the Mortgages or as assignee of the consumer loan mortgages, as the case may be.

         10.10. CERTIFICATES OF INSURANCE. The Banks shall have received (i) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with
Section 7.7 and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

         10.11. BORROWER'S ACCOUNT NOTICES TO CONSUMER BORROWERS. The Borrower shall have established the Borrower's Account and the Lock Box. The Borrower shall have delivered to each of the consumer borrowers of an Eligible Consumer Loan included in the calculation of the Eligible Consumer Loan Amount as of the Closing Date a notice, in form and substance satisfactory to the Agent, instructing such consumer borrower to remit payments in respect of its Eligible Consumer Loan directly to the Lock Box.

         10.12. BORROWING BASE CERTIFICATE. The Banks shall have received from the Borrower the initial Borrowing Base Certificate dated as of the Closing Date.

         10.13. HAZARDOUS WASTE ASSESSMENTS. The Agent shall have received hazardous waste site assessments from environmental engineers and in form and substance satisfactory to the Agent, covering all Real Estate.

         10.14. OPINION OF COUNSEL. Each of the Banks and the Agent shall have received a favorable opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from:

                  (a) Meadow, Owens, Collier, Reed, Cousins & Blau, L.L.P., counsel to the Borrower and its Subsidiaries;

                  (b) local counsel to the Borrower in each jurisdiction where an Eligible Project is located; and

                  (c) local counsel to the Borrower in each jurisdiction where Mortgaged Property is located (which opinions will include zoning and environmental opinions).

         10.15. [INTENTIONALLY OMITTED.]

         10.16. LOAN PAYDOWN; AVAILABILITY OF TRANCHE A TOTAL COMMITMENT; All interest due and owing to the Banks shall be paid in full prior to the Closing Date and approximately $11,500,000 shall be paid down on the principal balance of the loans made by the Banks pursuant to the Original Agreement. On the Closing Date, after giving effect to the repayment by the Borrower of the Loans under the Original Agreement from the DZ Bank Securitization, the amount of availability under the Tranche A Total Commitment shall not be less than $2,000,000.

         10.17. BUSINESS PLAN. The Banks shall have received evidence satisfactory to them that the five-year "Stand Alone" business plan of the Borrower, including,


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                                       80


without limitation, the "Impact on Lenders Worksheet" (the "SENIOR LENDER ADVANCE SCHEDULE") setting forth the amounts to be advanced by the Banks, the lenders under the Textron Facility, and Heller pursuant to their respective credit facilities, a copy of which is attached hereto as EXHIBIT L (the "BUSINESS PLAN"), has been adopted by the Board of Directors (and, if necessary, the shareholders) of the Borrower. The Business Plan shall have been consummated through the Closing Date in all material respects.

         10.18. OAK 'N SPRUCE RESORT UCC FINANCING STATEMENTS. The Borrower shall have delivered to the Agent evidence satisfactory to the Agent of the filing by the Borrower of a UCC financing statement, in form and in the jurisdictions satisfactory to the Agent, against each of the consumer borrowers of an Eligible Consumer Loan financing the purchase of an Oak 'N Spruce Beneficial Interest, which Eligible Consumer Loan is included in the calculation of the Borrowing Base as of the Closing Date.

         10.19. INITIAL LOCKBOX AGREEMENT. The Borrower, JP Morgan Chase Bank of New York (as successor to Chase Bank of Texas, N.A.) ("CHASE"), and the Agent shall have entered into an Amended and Restated Lockbox Agreement of even date herewith, in form and substance satisfactory to the Agent, pursuant to which Chase will continue to administer the Lock Box (under and as defined in the Initial Lockbox Agreement) following the Closing Date.

         10.20. STANDBY MANAGER. The Borrower shall have entered into a Standby Management Agreement, in form and substance satisfactory to the Banks, in their sole discretion, with the Standby Manager.

         10.21. FORBEARANCE AGREEMENT. All of the terms and conditions of the Forbearance Agreement shall have been satisfied to the satisfaction of the Banks and the Banks shall have determined that no Termination Event (as defined in the Forbearance Agreement) shall have occurred and be continuing.

         10.22. NO CHANGES. All information and documents heretofore delivered by the Borrower to the Banks, including information and documents delivered in connection with the Forbearance Agreement, shall remain true and correct in all respects.

         10.23. NO MATERIAL CHANGE. Except as disclosed by the Borrower in writing to the Banks prior to the date hereof, no material change shall have occurred in the assets, liabilities, or financial condition of the Borrower or any of its Subsidiaries since September 30, 2001.

         10.24. PAYMENT OF EXPENSES. The Borrower shall have reimbursed the Agent for, or paid directly, all reasonable fees, costs, and expenses incurred by the Banks, their counsel and their professional advisors, for which invoices have been delivered.


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                                       81


         10.25. SERVICING AGREEMENT. The Servicing Agreement, in form and substance satisfactory to the Banks, shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of the Servicing Agreement.

         10.26. ESTOPPEL LETTERS. The Borrower shall deliver to the Banks (i) an estoppel letter with respect to each Eligible Project duly executed and delivered by the applicable Association, each in form and substance satisfactory to the Banks, and (ii) an estoppel letter with respect to the Management Agreement, in form and substance satisfactory to the Banks, duly executed and delivered by Silverleaf Club.

                        11. CONDITIONS TO ALL BORROWINGS.

         The obligations of the Banks to make any Loan whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent, as determined by each Bank:

         11.1. REPRESENTATIONS TRUE: NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

         11.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan.

         11.3. GOVERNMENTAL REGULATION. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         11.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

         11.5. BORROWING BASE CERTIFICATE. The Banks shall have received the most recent Borrowing Base Certificate required to be delivered to the Agent in accordance with Section 7.4(f).

         11.6. NO ADVERSE CHANGE. No material adverse change shall have occurred in the financial condition of the Borrower, in the business operations of the Borrower, or in the condition of the Collateral or the Borrower's business from the Closing Date.

         11.7. AVAILABLE CASH ON HAND. The most recent Weekly Flash Report delivered to the Agent indicates that the Borrower has less than five million dollars ($5,000,000) Available Cash on Hand.

         11.8. PRO-RATA ADVANCES. Heller and Textron shall have funded advances requested by the Borrower in accordance with Section 2.1(c) hereof and the Intercreditor Agreement.

         11.9. OPERATING EXPENSES. There are insufficient proceeds from the Tax Refund to pay Operating Expenses as provided in the Business Plan.

                    12. EVENTS OF DEFAULT; ACCELERATION; ETC.

         12.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "DEFAULTS") shall occur:

                  (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment and such failure shall continue for three (3) days after the Agent has provided the Borrower with written or verbal notice thereof;

                  (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment and such failure shall continue for three
         (3) days after the Agent has provided the Borrower with written or verbal notice thereof;

                  (c) the Borrower shall fail to comply with any of its covenants contained in Sections 7, 8 or 9 or any of the covenants contained in any of the Security Documents;

                  (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 12.1) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Agent;

                  (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument constituting or relating to the Collateral or delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                  (f) the Borrower or any of its Subsidiaries shall fail to pay when due, or within any applicable period of grace, any obligation for borrowed money (including, without limitation, any obligation under the Heller Facility, the Textron Facility, or the New Notes), or credit received in respect of any Capitalized Leases in excess of $100,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received (including, without limitation, the New Notes and the agreements and instruments executed into by the Borrower in connection with the Heller Facility and the Textron Facility) or in respect of any Capitalized Leases in excess of $100,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

                  (g) an event of default shall occur under the DZ Bank Facility, the Heller Facility, the Textron Facility or the New Notes;

                  (h) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

                  (i) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the

         Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                  (j) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $100,000;

                  (k) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt or the Subordinated Debt shall be prepaid or repurchased in whole or in part;

                  (l) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case other than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower, any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof,

                  (m) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $100,000, or the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $100,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), provided that the Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $100,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

                  (n) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

                  (o) there shall occur any material damage to, or loss, theft or destruction of, any of the Collateral or any Eligible Project, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case is not fully covered by insurance and which, in the opinion of the Agent or the Required Banks, materially impairs its security interest or increases its risk;

                  (p) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of the Borrower or such Subsidiary;

                  (q) the Borrower or any of its Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought or threatened against the Borrower or any of its Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of the Borrower or such Subsidiary included in the Borrowing Base or any assets of the Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $100,000;

                  (r) (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
         Act) of 20% or more of the outstanding shares of common stock of the Borrower (other than Robert E. Mead); (ii) during any period of twelve consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower; or (iii) there shall occur any change in the Borrower's key management personnel (whether by termination, death, incompetence or otherwise), which the Required Bank deem material, and, within thirty (30) days of such change, the Borrower does not have in place a team of key management personnel with skills at least commensurate, in the reasonable opinion of the Required Banks, with those of the Borrower's key management team in place as of the date hereof.

                  (s) there shall occur a material adverse change in the Collateral or in the business, operations, properties or condition (financial or otherwise) of the Borrower, which, in the opinion of the Agent or the Required Banks, impairs its security or increases its risk, including, without limitation, if any financial information furnished to the Agent or Banks shall indicate any operating loss or total liabilities in excess of total assets, as determined in accordance with generally accepted accounting principles (in the absence of any operating loss or total liabilities in excess of total assets, any adverse change which has less than a five percent (5%) one time or annual adverse impact on any of the Borrower's revenues, net profit, net worth or assets shall not be deemed material);

                  (t) there shall occur an event of default under any material agreement affecting or related to any Eligible Project;

                  (u) commencement of any levy, seizure, attachment or sale upon execution against any Collateral or other proceedings of any nature whereby the Borrower shall or may be deprived of title or right of possession to the Collateral or any part thereof;

                  (v) the Borrower or the Servicer shall fail to remit to the Agent any proceeds of any Collateral or shall fail to perform any of the obligations under the Lock Box Agreement or the Servicing Agreement;

                  (w) the Borrower, Silverleaf Club or any Association shall fail to fund maintenance fees, taxes, reserves, or other payments required for the proper and efficient operation of any Eligible Project, or the Silverleaf Club or any Association shall default in the observance or performance of its duties in connection with an Eligible Project;

                  (x) there shall occur a conveyance, assignment, sale, pledge, transfer, hypothecation or other disposition (which shall include execution of a contract for sale) of legal or equitable ownership of any part of the Collateral, except as expressly permitted by the Loan Documents;

                  (y) any material adverse change in the financial condition of the Borrower or in the condition of the Collateral (for purposes of this provision, a decline in the net worth of the Borrower of $100,000 or less shall not be considered a material adverse change); or

                  (z) DZ Bank does not purchase loans in substantially the amounts and during the periods specified in the Business Plan or if the proceeds of such purchase are insufficient to make the principal payments described in Section 3.2 hereof or if Borrower fails to apply such proceeds to repayment of the Loans as provided in Section 3.2 hereof.

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Required Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in Sections 12.1(h), 12.1(i) or


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                                       87


12.1(k), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

         12.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in Section 12.1(h), Section 12.1(1) or Section 12.1(k) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all obligations to make Loans to the Borrower. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date the conditions precedent to the making of the Loans to be made on such Drawdown Date are not satisfied, the Agent may and, upon the request of the Required Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans. If any such notice is given to the Borrower, the Agent will forthwith furnish a copy thereof to each of the Banks. No termination of the credit hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to any of the Banks arising under other agreements or instruments.

         12.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to Section 12.1, each Bank, if owed any amount with respect to the Loans, may, with the consent of the Required Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. In addition to foregoing, the Agent may, and at the request of the Required Banks shall, pursue any of the foregoing remedies: (i) deliver Notices to Maker (which Notices to Maker shall not be delivered in the absence of an Event of Default) and other notices to account debtors and servicers that payments should be made directly to the Agent, record or file assignments or mortgages, complete blank endorsements and take such other actions as the Agent shall deem necessary to exercise rights in the Collateral or assign the Collateral, (ii) require the Borrower to give notice to account debtors and servicers that payment should be made directly to the Agent,
(iii) require the Borrower to assemble Collateral and make it available to the Agent at a place designated by the Agent which is reasonably convenient, and
(iv) in its name or in the Borrower's name, without notice to the Borrower, and at Borrower's expense (A) verify the validity and amount of or any other matter relating to the Consumer Loan Collateral, by mail, telephone, facsimile or otherwise or (B) direct all consumer borrowers to make payment directly to the Agent or a Person designated by the Agent and forward invoices directly to such consumer borrowers. No remedy herein conferred upon any Bank or the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder


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                                       88


or now or hereafter existing at law or in equity or by statute or any other provision of law. Notwithstanding anything to the contrary herein or any other Loan Documents, the Agent and the Banks shall not, by virtue of entering into this Credit Agreement or the other Loan Documents or the exercise of rights hereunder or thereunder, be deemed to have assumed any obligations, responsibilities or duties of the Borrower in respect of any Eligible Projects, Timeshare Interests, Timeshare Instruments or other documents, instruments or agreements relating to the business of the Borrower.

         12.4. STANDBY SERVICER AND STANDBY MANAGER. Without demand or notice of any nature whatsoever, upon an Event of Default, the Agent may, and at the request of the Required Banks shall, with the approval of a majority of the Borrower's Board of Directors, not to be unreasonably withheld or delayed (provided that (i) if the Obligations have become immediately due and payable in accordance with Section 12.1 hereof or (ii) the Required Banks elect to have J&J Limited, Inc. act as Standby Manager, then no such approval shall be required), terminate any then existing management agreement and replace any existing manager of the Eligible Projects with the Standby Manager, or such other manager as the Required Banks may select in their sole and absolute discretion. Upon an Event of Default, the Agent may, and at the request of the Required Banks shall, without demand or notice of any nature whatsoever, terminate any then existing servicing agreement and replace any then existing servicer with the Standby Servicer or such other servicer as the Required Banks may select in their sole and absolute discretion. Upon an Event of Default, at the election of the Required Banks, the Borrower agrees that with the approval of the Borrower's Board of Directors, not to be unreasonably withheld or delayed (provided that (i) if the Obligations have become immediately due and payable in accordance with Section 12.1 hereof or (ii) the Required Banks elect to have J&J Limited, Inc. act as Standby Manager, then no such approval shall be required), the Standby Manager or such other manager as the Required Banks may select in their sole and absolute discretion may assume control of (A) the management or the operation of the Eligible Projects, the related amenities, the Additional Resort Collateral and any other Collateral as the Required Banks may in their sole discretion deem necessary and (B) the monitoring or supervising of the marketing, sales, resales, and financings of the Timeshare Interests pledged to the Agent, reporting to the Banks, subject to the terms of the Intercreditor Agreement. Upon an Event of Default, at the election of the Required Banks, the Borrower agrees that the Standby Servicer or such other servicer as the Required Banks may select in their sole and absolute discretion may assume control over the servicing of the Consumer Loan Collateral or any other consumer loans pledged to the Agent, reporting to the Banks. The Agent shall also have the right, but not the obligation, to assume management of the Eligible Projects, subject to the terms of the Intercreditor Agreement.

         12.5. DISTRIBUTION OF COLLATERAL PROCEEDS.

                  (a) Except as otherwise provided in Section 12.5(b) and (c) below, in the event that the Agent receives proceeds of Collateral or in the event that, following the occurrence or during the continuance of any Default or Event of

         Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

                           (i) First, to the payment of, or (as the case may be)
                  the reimbursement of the Agent and the Banks for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent and the Banks in connection with the collection of such monies by the Agent and the Banks, for the exercise, protection or enforcement by the Agent and the Banks of all or any of the rights, remedies, powers and privileges of the Agent and the Banks under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent and the Banks against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent and the Banks to such monies;

                           (ii) Second, to pay interest on the Tranche A Loans
                  and to pay interest on the Tranche B Loans;

                           (iii) Third, to pay any other Obligations (other than
                  the principal of the Loans) then due and payable;

                           (iv) Fourth, to pay the principal of the Tranche A
                  Loans (it being understood that such repayment shall be accompanied by a permanent reduction in the Tranche A Total Commitment (if then in effect) in the amount of such repayment);

                           (v) Fifth, to pay the principal of the Tranche B
                  Loans pro rata based upon the respective Tranche A Commitment Percentages of the Banks (it being understood that such repayment shall be accompanied by a permanent reduction in the Tranche B Total Commitment (if then in effect) in the amount of such repayment);

                           (vi) Sixth, to pay any remaining principal of the
                  Tranche B Loans (it being understood that such repayment shall be accompanied by a permanent reduction in the Tranche B Total Commitment (if then in effect) in the amount of such repayment); and

                            (vii) Seventh, upon payment and satisfaction in full
                  or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-608(a)(i)(c) or 9-615(a)(3) of the Uniform Commercial Code; and

                           (viii) Eighth, the excess, if any, shall be returned
                  to the Borrower or to such other Persons as are entitled thereto.

                  (b) In the event that the Agent receives Net Cash Proceeds in respect of any of the Additional Resort Collateral, insurance proceeds in respect of damaged or destroyed Additional Resort Collateral, title insurance proceeds and condemnation proceeds respect to any of the Additional Resort Collateral or in the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the foreclosure of any of the Additional Resort Collateral, or otherwise with respect to the realization upon any of the Additional Resort Collateral, such monies shall be distributed for application as follows:

                           (i) First, to the payment of, or (as the case may be)
                  the reimbursement of the Agent and the Banks for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent and the Banks in connection with the collection of such monies by the Agent and the Banks, for the exercise, protection or enforcement by the Agent and the Banks of all or any of the rights, remedies, powers and privileges of the Agent and the Banks under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent and the Banks against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent and the Banks to such monies;

                           (ii) Second, to pay interest on the Tranche A Loans
                  and to pay interest on the Tranche B Loans;

                           (iii) Third, to pay any other Obligations (other than
                  the principal of the Loans) then due and payable;

                           (iv) Fourth, to pay the principal of the Tranche B
                  Loans pro rata based upon the respective Tranche A Commitment Percentages of the Banks (it being understood that such repayment shall be accompanied by a permanent reduction in Total Tranche B Commitment (if then in effect) in the amount of such repayment);

                           (v) Fifth, to pay any remaining principal of the
                  Tranche B Loans (it being understood that such repayment shall be accompanied by a permanent reduction in Total Tranche B Commitment (if then in effect) in the amount of such repayment);

                           (vi) Sixth, to pay the principal of the Tranche A
                  Loans (it being understood that such repayment shall be accompanied by a permanent reduction in Total Tranche A Commitment (if then in effect) in the amount of such repayment);

                           (vii) Seventh, upon payment and satisfaction in full
                  or other provisions for payment in full satisfactory to the Banks and the

                  Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-608(a)(i)(c) or 9-615(a)(3) of the Uniform Commercial Code; and

                           (viii) Eighth, the excess, if any, shall be returned
                  to the Borrower or to such other Persons as are entitled thereto.

                  (c) In the event that the Agent receives Net Cash Proceeds in respect of any of the Existing Mortgaged Properties, insurance proceeds in respect of damaged or destroyed Existing Mortgaged Properties, title insurance proceeds and condemnation proceeds respect to any of the Existing Mortgaged Properties or in the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the foreclosure of any of the Existing Mortgages or otherwise with respect to the realization upon any of the Existing Mortgaged Properties, such monies shall be distributed for application as follows:

                           (i) First, to the payment of, or (as the case may be)
                  the reimbursement of the Agent and the Banks for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent and the Banks in connection with the collection of such monies by the Agent and the Banks, for the exercise, protection or enforcement by the Agent and the Banks of all or any of the rights, remedies, powers and privileges of the Agent and the Banks under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent and the Banks against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent and the Banks to such monies;

                           (ii) Second, to pay interest on the Tranche A Loans
                  of Sovereign and to pay interest on the Tranche B Loans of Sovereign;

                           (iii) Third, to pay any other Obligations (other than
                  the principal of the Loans) then due and payable to Sovereign;

                           (iv) Fourth, to pay the principal of the Tranche B
                  Loans of Sovereign (it being understood that such repayment shall be accompanied by a permanent reduction in Sovereign's Tranche B Commitment (if then in effect) in the amount of such repayment);

                           (v) Fifth, to pay the principal of the Tranche A
                  Loans of Sovereign (it being understood that such repayment shall be accompanied by a permanent reduction in Sovereign's Tranche A Commitment (if then in effect) in the amount of such repayment);

                           (vi) Sixth, to pay the interest on the Tranche A
                  Loans of the Tranche A Banks (other than Sovereign) and to pay interest on the Tranche B Loans of the Tranche B Banks (other than Sovereign) and to pay any other Obligations (other than the principal of the Loans) then due and payable to the Banks (other than Sovereign);

                           (vii) Seventh, to pay the principal of the Tranche A
                  Loans of the other Tranche A Banks (it being understood that such repayment shall be accompanied by a permanent reduction in the Tranche A Total Commitment (if then in effect) in the amount of such repayment);

                           (viii) Eighth, to pay the principal of the Tranche B
                  Loans of the other Tranche B Banks (it being understood that such repayment shall be accompanied by a permanent reduction in the Tranche B Total Commitment (if then in effect) in the amount of such repayment);

                           (ix) Ninth, upon payment and satisfaction in full or
                  other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-608(a)(i)(c) or 9-615(a)(3) of the Uniform Commercial Code; and

                           (x) Tenth, the excess, if any, shall be returned to
                  the Borrower or to such other Persons as are entitled thereto.

                  (d) Except as otherwise provided in Section 12.5(a), (b) and
         (c) above, with respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, all payments shall be made to the Banks pro rata.

         12.6. RELIEF FROM AUTOMATIC STAY, ETC. To the fullest extent permitted by law, in the event the Borrower shall make any application for or seek relief or protection under the federal bankruptcy code (the "BANKRUPTCY CODE") or other Debtor Relief Laws, or in the event that any involuntary petition is filed against the Borrower under the Bankruptcy Code or any other Debtor Relief Law, and not dismissed with prejudice within 45 days, the Borrower agrees that the automatic stay provisions of Section 362 of the Bankruptcy Code shall be modified to permit set-off and the Borrower agrees that the Agent and each Bank automatically and without demand or notice (each of which is hereby waived) shall be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to the Agent and the Banks as provided in the Loan Documents.

                                   13. SETOFF.

         Regardless of the adequacy of any collateral, during the continuance of any

Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (i) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank, and (ii) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                 14. THE AGENT.

         14.1. AUTHORIZATION.

                  (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. Each Bank hereby authorizes the Agent to hold and exercise control over the Consumer Loan Collateral and to exercise discretion with regard to the acceptance of Consumer Loan Collateral and the inclusion of Consumer Loan Collateral in the Borrowing Base from time to time.

                  (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks.

                  (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

                  (d) Each of the Banks and the Borrower hereby acknowledges the terms of the Intercreditor Agreement and further acknowledges that certain rights and remedies hereunder (including those set forth in Sections 3.2(c) and 12.4 hereof) are subject to the terms of the Intercreditor Agreement. Each of the Banks hereby authorizes the Agent to execute, deliver and perform the Intercreditor Agreement in its capacity as Agent for the Banks. The Agent and the Banks hereby agree that Agent shall act, or refrain from acting, as a "Lender" under the Intercreditor Agreement at the direction of the Required Banks (except that the Agent may act, or refrain from acting, with respect to the Existing Mortgaged Property solely at the direction of Sovereign), and that all amounts received by the Agent under the Intercreditor Agreement shall be applied to the Obligations in accordance with the terms of this Credit Agreement.

         14.2. GENERAL; EMPLOYEES AND AGENTS. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

         14.3. NO LIABILITY. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence. Subject to the preceding sentence, in the administration of the Loans and the custody of the Collateral, the Agent shall exercise the same standard of care as it exercises with loans where it is the sole lender.

         14.4. NO REPRESENTATIONS.

                  14.4.1. GENERAL. The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

                  14.4.2. CONSUMER LOAN COLLATERAL.

                  The Agent shall be under no obligation to review or in any manner approve any Consumer Loan Collateral delivered to the Agent from time to time, although nothing herein shall preclude the Agent from conducting whatever review it deems appropriate. The Agent shall have no responsibility for taking any steps necessary to preserve rights against other parties or any other rights pertaining to Collateral. The Agent shall not be required to perfect or maintain the perfection of its security interests. No loss of or damage to any Collateral shall release the Borrower from the Indebtedness. The Agent may, but shall not be obligated to, take such action as it deems fit, at the Borrower's expense, to collect or enforce any loan pledged to the Agent hereunder which shall be in default and the Agent shall not be liable to the Borrower for any act or omission taken by it in the collection or enforcement of such loans. The Agent shall not be liable or responsible in any way for any loss or damage to the Collateral or any diminution in the value thereof, except if caused by the Agent's gross negligence or willful misconduct. The Agent shall not be liable or responsible in any way for any act of any custodian, carrier, servicer, lock box agent or any other Person whatsoever, and all of the same shall be at the Borrower's sole risk. The Agent and the Banks shall not be responsible for any excise, property or other taxes related to the Collateral or the sale thereof and all such taxes shall be the responsibility of the Borrower. The grants of security interests under the Security Documents shall not obligate or be construed to obligate the Agent to perform any of the terms contained in the agreements constituting Collateral or otherwise to impose any duty upon the Agent with respect to the same.

                  14.4.3. CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in Section 10, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

         14.5. PAYMENTS.

                  14.5.1. PAYMENTS TO AGENT. A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly (and in any event within two (2) Business Days) after receipt to distribute to each Bank such Bank's pro rata share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents. If the Agent does not so distribute within two (2) Business Days any such payment received by it for the account of any Bank, the Agent shall pay to such Bank on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by such Bank for federal funds acquired by such Bank during each day included in such period, times
         (ii) the amount of such payment for the account of such Bank, times
         (iii) a fraction, the numerator of which is the number of days that elapse from and including the date which is two Business Days after the Agent received such payment to the date on which such payment is made to such Bank, and the denominator of which is 365.

                  14.5.2. DISTRIBUTION BY AGENT. If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  14.5.3. DELINQUENT BANKS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan

         Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Loan required to be funded by such Bank or (ii) to comply with the provisions of Section 13 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "DELINQUENT BANK") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         14.6. HOLDERS OF NOTES. The Agent may deem and treat the payee of any Note as the absolute owner thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder.

         14.7. INDEMNITY. The Banks ratably agree hereby to indemnify and hold harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or such affiliate has not been reimbursed by the Borrower as required by Section 15), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

         14.8. AGENT AS BANK. In its individual capacity, Sovereign shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes, as it would have were it not also the Agent.

         14.9. RESIGNATION; REMOVAL. The Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Banks and the Borrower. The Required Banks (determined without regard to Notes and Commitments held by the Bank which is the Agent) may remove the Agent upon 30 days' prior notice to the Agent after the occurrence of one of the following (unless cured within the 30 day period): (a) a material uncured default by the Agent in the performance of its duties;

(b) the failure of the Agent, as a Bank, to advance its pro-rata share of the Loans in accordance with this Credit Agreement; or (c) the appointment of a receiver for the Agent or the assumption of the Agent's operations by any federal regulatory agency with jurisdiction over the Agent. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         14.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT NOTICES. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that (a) upon receipt of any notice under this Section 14.10, or (b) if Sovereign is the Agent, upon Sovereign's obtaining actual knowledge of the existence of a Default or Event of Default, it shall promptly notify the other Banks of the existence of such Default or Event of Default. The Agent hereby agrees that it will promptly distribute to the Banks, all Loan Requests, reports and other information delivered to it under Section 7.4, notices delivered to it under Section 7.5, other notices and information delivered to the Agent hereunder for distribution to the Banks, and all material notices sent or received by the Agent with respect to the Intercreditor Agreement.

                        15. EXPENSES AND INDEMNIFICATION.

         15.1. EXPENSES. The Borrower agrees to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Agent's Special Counsel, any local counsel to the Agent and counsel to each Bank incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, the closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document providing for such cancellation, (iv) the fees, expenses and disbursements of the Agent or any of its affiliates incurred by the Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling the Borrower's Account, the Lock Box, any other lock box and any other accounts for the collection of any of the Collateral; (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Agent in connection with (A) the interpretation, enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries,
(vii) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches, UCC filings or mortgage recordings,
(viii) the fees and expenses (including reasonable attorney's fees) of the Collateral Custodian, and (ix) any other fees and expenses to be paid pursuant to the terms of the Loan Documents.

         15.2. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent, its affiliates and the Banks (and their respective affiliates, officers, directors, representatives, agents and attorneys) from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character (a) arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (ii) the reversal or withdrawal of any provisional credits granted by the Agent upon the transfer of funds from the Borrower's Account, the Lock Box or any other lock box or concentration accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (iv) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents, (v) any alleged obligation or undertaking on the Agent's part to perform or discharge any of the terms, covenants, and conditions contained in the Servicing Agreement, the Lock Box Agreement, or the Collateral Custodian Agreement, or (vi) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of or noncompliance with any Requirements or any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), or (b) related in any way to

(i) any act or omission of the Borrower or any of its Subsidiaries or any of their respective employees, contractors, or agents or (ii) any Eligible Project, Existing Mortgaged Property or Additional Resort Collateral and the operator of the Borrower's business, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Banks and the Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this Section 15.2 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

         15.3. SURVIVAL. The covenants contained in this Section 15 shall survive payment or satisfaction in full of all other Obligations.

                         16. SURVIVAL OF COVENANTS, ETC.

         All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

                        17. ASSIGNMENT AND PARTICIPATION.

         17.1. CONDITIONS TO ASSIGNMENT BY BANKS. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it) and the Notes held by it; provided that (i) the Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld, except that the consent of the Agent shall not be required for any such assignment by Liberty Bank of less than all of its Loans and Commitments hereunder (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (iii) each assignment shall be in an amount that is a whole multiple of $5,000,000 (or such lesser amount as shall constitute the aggregate holdings of such Bank) and (iv) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an assignment and acceptance, substantially in the form of EXHIBIT G hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Tranche A Bank and/or Tranche B Bank, as the case may be, hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment, be released from its obligations under this Credit Agreement.

         17.2. CERTAIN REPRESENTATIONS AND WARRANTIES LIMITATIONS COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

                  (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations or any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in Section 7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

                  (e) such assignee represents and warrants that it is an Eligible Assignee;

                  (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                  (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank; and

                  (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

         17.3. REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "REGISTER'") for the recordation of the names and addresses of the Banks and the Tranche A Commitment Percentage and Tranche B Commitment Percentage of, and principal amount of the Tranche A Loans and the Tranche B Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice.

         17.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its, own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note or Notes, a new Note or Notes to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note or Notes to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this Section 17.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

         17.5. PARTICIPATIONS. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (i) each such participation shall be in an amount of not less than $5,000,000, (ii) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (iii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on Loans, only to the extent such participant has an interest in such Loans, extend the term or increase the amount of the Tranche A Commitment or Tranche B Commitment of such Bank as it relates to such participant or extend any regularly scheduled payment date for principal or interest on any Loans in which the participant has acquired an interest.

         17.6. DISCLOSURE. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation. For purposes of this Section
17.6 an assignee or participant or potential assignee or participant may include a counterparty with whom such Bank has entered into or potentially might enter into a derivative contract referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document.

         17.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 12.1 or Section 12.2, and the determination of the Required Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans. If any Bank sells a participating interest in any of the Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 12.1 or

Section 12.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Required Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans to the extent of such participation.

         17.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Bank shall retain its rights to be indemnified pursuant to Section 15 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 17 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

         17.9. ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                                18. NOTICES, ETC.

         Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (a) if to the Borrower, at 1221 Riverbend, Suite 120, Dallas, Texas 75247, USA, Attention: Robert E. Mead, facsimile number:
         212-905-0514 or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

                  (b) if to the Agent, at 15 Westminster Street, Providence, Rhode Island, 02903, USA, Attention: John Baer, facsimile number:
         401-752-1042 or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

                  (c) if to any Bank, at such Bank's address set forth on
         SCHEDULE 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               19. GOVERNING LAW.

         THIS CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 18. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  20. HEADINGS.

         The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                21. COUNTERPARTS.

         This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           22. ENTIRE AGREEMENT, ETC.

         The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 24.

                            23. WAIVER OF JURY TRIAL.

         The Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (i) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement and the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     24. CONSENTS, AMENDMENTS, WAIVERS, ETC.

         Except as otherwise expressly provided in this Credit Agreement, any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Credit Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Required Banks. Notwithstanding the foregoing,

         (a) the principal amount of or the rate of interest on the Notes (other than interest accruing pursuant to Section 4.7.2 following the effective date of any waiver by all of the Banks of the Default or Event of Default relating thereto) may not be increased or decreased without the written consent of all of the Banks;

         (b) the amount of the Commitments may not be increased or reduced, without the written consent of all of the Banks, other than reductions specifically provided for herein and reductions effected by permitted assignments;

         (c) the principal amortization or mandatory reductions of the Loans or Commitments may not be changed, except as specifically provided for herein, without the written consent of all of the Banks;

         (d) the Tranche A Conversion Date may not be extended without the written consent of each of the Tranche A Banks;

         (e) a substantial amount of the Collateral (other than the Existing Mortgaged Properties) may not be released (other than any release specifically provided for herein) without the written consent of all of the Banks;

         (f) the Intercreditor Agreement may not be amended without the written consent of all of the Banks (other than any amendment relating solely to the Existing Mortgaged Properties, which may be approved by Sovereign in its sole discretion) and to the extent that the Agent is agreeing to or consenting with any action or waiver under the Intercreditor Agreement (other than any action or waiver relating solely to the Existing Mortgaged Properties, which may be approved by Sovereign in its sole discretion), the Agent shall consult with all of the Banks prior thereto and shall agree or consent (or not agree or consent) as directed by all of the Banks;

         (g) no Tranche A Loan shall be made during the continuance of an Event of Default without the written consent of all of the Banks;

         (h) neither the Tranche A Maturity Date nor the Tranche B Maturity Date may be postponed without the written consent of all of the Banks;

         (i) this Section 24 and the definition of Required Banks may not be amended without the written consent of all of the Banks;

         (j) none of Section 7.4, Section 9, or Section 11 may be amended in any material respect without the written consent of all of the Banks;

         (k) the Borrower may not amend the Business Plan in any material respect without the written consent of all of the Banks;

         (l) no Event of Default may be waived by the Banks, and no provision of any Loan Document may be amended for the purpose of curing any Event of Default, in each case without the written consent of all of the Banks; and

         (m) Section 14 may not be amended without the written consent of the Agent.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                                25. SEVERABILITY.

         The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any
jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

              26. NONCONSOLIDATION WITH SILVERLEAF FINANCE I, INC.

         As of the Closing Date, the Banks (a) acknowledge the true sale nature of the transfer of receivables from the Borrower to Silverleaf Finance I, Inc. ("SFI") in connection with the DZ Bank Securitization and (b) agree that they will not take action to seek or support a substantive consolidation of SFI into the Borrower in case of the bankruptcy of the Borrower or otherwise. The Banks further agree not to take any action to challenge the true sale nature of the transfer of receivables from the Borrower to SFI or commence or join with others in commencing an involuntary bankruptcy of SFI.

                         27. TRANSITIONAL ARRANGEMENTS.

         This Credit Agreement shall supersede the Original Agreement in its entirety, except as provided in this Section 27. On the Closing Date, the rights and obligations of the parties under the Original Agreement and the "Notes" defined therein shall be subsumed within and be governed by this Credit Agreement and the Notes; provided however, that any of the "Loans" (as defined in Original Agreement) outstanding under the Original Agreement shall, for purposes of this Credit Agreement, be Loans hereunder. Upon its receipt of the Notes to be delivered hereunder on the Closing Date, each Bank will promptly return to the Borrower, marked "Cancelled" or "Replaced", the notes of the Borrower held by such Bank pursuant to the Original Agreement. All interest and all commitment, facility and other fees and expenses owing or accruing under or in respect of the Original Agreement shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid on the Closing Date in accordance with the method specified in the Original Agreement, as if the Original Agreement were still in effect.

                                  28. RELEASE.

         In order to induce the Agent and the Banks to enter into this Agreement, the Borrower acknowledges and agrees that: (i) the Borrower has no claim or cause of action against the Agent or any Bank (or any of their respective directors, officers, employees or agents); (ii) the Borrower has no offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the Agent or any Bank; and (iii) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower. The Borrower wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect the Agent's or any of the Banks' rights, interests, contracts, collateral security or remedies. Therefore, the Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any Bank to the Borrower, except the obligations to be performed by the Agent or any Bank on or after the date hereof as expressly stated in this Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower might otherwise have against the Agent, any Bank or any of their respective directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

                                   29. WAIVER.

         On the Closing Date, so long as each condition precedent set forth in this Agreement has been satisfied, the Banks agree to waive all prior Defaults and Events of Default under the Original Agreement, including, but not limited to the Specified Events of Default (as defined in the Forbearance Agreement). For the avoidance of any doubt, the Borrower, the Agent and the Banks acknowledge and agree that the foregoing waiver shall not extend to any Default or Event of Default that may exist or occur on or after the Closing Date under this Agreement.

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.



                                     SILVERLEAF RESORTS, INC.


                                     By: /s/ Harry J. White, Jr.
                                         ---------------------------------------
                                     Name:   Harry J. White, Jr.
                                     Title:  CFO


                                     SOVEREIGN BANK, individually and as Agent


                                     By: /s/ John Baer
                                         --------------------------------------
                                     Name:   John Baer
                                     Title:  Vice President


                                     LIBERTY BANK



                                     By: /s/ Mark E. Rauniker
                                         --------------------------------------
                                     Name:   Mark E. Rauniker
                                     Title:  Vice President


List of Exhibits:
Exhibit E: Eligible Projects
Exhibit F: Existing Mortgaged Property